UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. 2)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-12

SMARTIRE SYSTEMS INC.
(Name of the Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[   ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

SMARTIRE SYSTEMS INC.
5781 Lee Boulevard
Suite 208, Box 243
Lehigh Acres, FL 33971 USA

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

On August 4, 2009, we will hold our 2008 Annual and Special Meeting of Shareholders at the offices of Clark Wilson LLP, Suite 800, 885 West Georgia Street, Vancouver, British Columbia, Canada. The meeting will begin at 9:00 a.m., Vancouver time.

At the meeting, the shareholders will be asked:

1.
To consider and, if deemed advisable, pass a special resolution, the full text of which is set forth in the accompanying Proxy Statement and Information Circular, to ratify the sale of our Tire Pressure Monitoring business, along with substantially all of our assets, pursuant to an Asset Purchase Agreement entered into between us and Bendix CVS Canada Inc. on December 4, 2008 (the “Asset Purchase Agreement”);

2.
To consider and, if deemed advisable, pass a special resolution, the full text of which is set forth in the accompanying Proxy Statement and Information Circular, to change the name of Smartire Systems Inc. (the “Company”) from Smartire Systems Inc. to TTC Technology Corp. or such other name as the directors of the Company may determine pursuant to the Asset Purchase Agreement;

3.	To set the number of directors at three (3);

4.	To elect directors to hold office until our next annual meeting or until their successors are elected or appointed;

5.
To appoint BDO Dunwoody LLP, Chartered Accountants, as the auditors of the Company for the fiscal year ending July 31, 2009 and to authorize the directors of  the Company to fix the remuneration to be paid to the auditors;

6.	To transact such further or other business as may properly come before the meeting and any adjournment or postponement thereof.

Your Board of Directors recommends that you vote in favor of the proposals outlined in this Notice of Annual and Special Meeting (“Notice of Meeting”) and in the attached Proxy Statement and Information Circular.

At the meeting, we will also report on our fiscal 2008 business results and other matters of interest to our shareholders. We will also place our financial statements together with the auditor’s report thereon for the fiscal year ended July 31, 2008 before the meeting. We are not asking our shareholders to approve such financial statements and the auditor’s report.

A Proxy Statement and Information Circular and proxy form accompany this Notice of Meeting.  These documents provide additional information relating to the matters to be dealt with at the meeting and form part of this Notice of Meeting.

Our share transfer books will not be closed but our Board of Directors has fixed June 5, 2009 as the record date for the determination of shareholders who will be entitled to notice of the meeting and to vote at the meeting and at any adjournment or postponement thereof.  Each registered shareholder at the close of business on that date is entitled to such notice and to vote at the meeting in the circumstances set out in the accompanying Proxy Statement and Information Circular.

If you are unable to attend the meeting in person, please complete, sign and date the enclosed proxy form and return it in the enclosed return envelope provided for that purpose.  If you receive more than one proxy form because you own shares registered in different names or addresses, each proxy form should be completed and returned.  The completed proxy form must be received by Broadridge Financial Solutions, Inc. not later than 48 hours prior to the commencement of the meeting (or any adjournments thereof) at Proxy Services, Post Office Box 9111, Farmingdale, NY 11735-9543.

You may also vote your shares not later than 48 hours prior to the commencement of the meeting (or any adjournments thereof) through Broadridge Financial Solutions, Inc.’s Internet or Telephone Voting Services. Internet voting can be completed online at http://www.proxyvote.com. Telephone voting can be completed by calling 1-800-690-6903. If you choose to vote your shares through the Internet or Telephone Voting Services, you will be required to provide your confidential personal identification number (PIN) specified on the enclosed Proxy form.

The Chairman of the meeting has the discretion to accept proxies filed, or votes effected through the Internet or Telephone Voting Services, less than 48 hours prior to the commencement of the meeting (or any adjournments thereof).

Non-registered shareholders (who beneficially own shares held by a broker or other intermediary) may receive a voting instruction form or other authorization from their intermediary with the Proxy Statement and Information Circular. Non-registered shareholders should complete and return the voting instruction form or other authorization provided to them in accordance with the instructions provided therein.

Pursuant to section 238 of the British Columbia Business Corporations Act, registered shareholders will have the right to dissent in respect of the sale of our Tire Pressure Monitoring business, along with substantially all of our assets pursuant to the Asset Purchase Agreement (the “Sale of Business”) and be paid an amount equal to the fair value of the common shares of the Company determined as at the point in time immediately before the special resolution in respect of the Sale of Business is passed by the shareholders.  These dissent rights are described in the Proxy Statement and Information Circular under the heading “Dissenting Shareholders’ Rights”.  Failure to comply strictly with the dissent procedures described in the Proxy Statement and Information Circular may result in the loss or unavailability of any right of dissent.

DATED at Lehigh Acres, Florida 29th day of May, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ DAVID A. DODGE
DAVID A. DODGE
INTERIM CHIEF FINANCIAL OFFICER

PLEASE VOTE.  YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY FORM AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.

- ii -

SMARTIRE SYSTEMS INC.
5781 Lee Boulevard
Suite 208, Box 243
Lehigh Acres, FL 33971 USA

PROXY STATEMENT AND INFORMATION CIRCULAR
IN CONNECTION WITH THE ANNUAL AND SPECIAL MEETING
TO BE HELD ON August 4, 2009

(As at May 27, 2009, except as otherwise indicated)

INTRODUCTION

This Proxy Statement and Information Circular is furnished to all of the shareholders of our company, SmarTire Systems Inc., in connection with the solicitation by the management of our company of proxies to be voted at the Annual and Special Meeting of Shareholders to be held at 9:00 a.m. (Vancouver time) on August 4, 2009, at the offices of Clark Wilson LLP, Suite 800, 885 West Georgia Street, Vancouver, British Columbia, Canada or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual and Special Meeting of Shareholders (the “Notice of Meeting”).

References in this Proxy Statement and Information Circular to “shareholder” or “shareholders” are references to the holder or holders of record of shares of common stock without par value of our company. As used in this Proxy Statement and Information Circular, "we," "us," "our," "SmarTire," "the Company" and "our Company" refer to SmarTire Systems Inc. and our subsidiaries, unless the context otherwise requires.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This Proxy Statement and Information Circular contains forward-looking statements. Forward-looking statements are projects of events, revenues, income, future economic performance or management’s plans and objectives for future operations. In some cases you can identify forward-looking statements by the use of terminology such as “may”, “should”, “anticipates”, “believes”, “expects”, “intends”, “forecasts”, “plans”, “future”, “strategy”, or words of similar meaning. Examples of forward-looking statements made in this Proxy Statement and Information Circular include statements about our future operations.

While these forward-looking statements and any assumptions upon which they are based are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this Proxy Statement and Information Circular. Except as required by applicable law, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

SUMMARY TERM SHEET

This summary term sheet highlights the material terms of the sale of our Tire Pressure Monitoring business, along with substantially all of our assets. We have included page references to direct you to more complete information which appears elsewhere in this Proxy Statement and Information Circular. This summary does not provide the complete information on the sale. For a more complete description of the sale, you should carefully read the entire Proxy Statement and Information Circular.

•
We sold our tire pressure monitoring business and related assets to Bendix CVS Canada Inc. for US$2,500,000, plus an earn-out with minimum payment of US$500,000. See Proposal 1 – Sale of Assets – Material Terms of Asset Sale on pages 11-13;

•	We keep the right to license two of the tire pressure monitoring patents that we developed before the transaction. See Proposal 1 – Sale of Assets – Material Terms of Asset Sale on pages 11-13.

•
After the transaction, our business consists solely of attempting to license these patents, and collecting amounts due under the earn-out, and we have no full-time employees and three part-time consultants.  See Proposal 1 – Sale of Assets – Our Business After the Asset Sale on pages 15-16.

•
Since the transaction was an asset sale, our shareholders before the transaction remain shareholders in the post-transaction entity.  See Proposal 1 – Sale of Assets – Shareholder Rights After the Asset Sale on page 15.

•
Bendix CVS did not acquire or assume our secured convertible debentures or convertible preferred stock, and as a result those obligations remain as an outstanding obligation of the post-transaction entity.  See Proposal 1 – Sale of Assets – Our Business After the Asset Sale on pages 15-16.

PROXIES AND VOTING RIGHTS

Management Solicitation

The solicitation of proxies will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of our company.  We do not reimburse shareholders, nominees or agents for costs incurred in obtaining from the principals of such persons, authorization to execute forms of proxy; except that we have requested that brokers and nominees who hold stock in their respective names furnish this proxy material to their customers, and we will reimburse such brokers and nominees for their related out of pocket expenses.  No solicitation will be made by specifically engaged employees or soliciting agents.  The cost of solicitation will be borne by us.

This Proxy Statement and Information Circular and the accompanying proxy form (attached hereto as Appendix A) are being delivered to Canadian and United States intermediaries holding common shares of our company on behalf of another person or corporation, and are being mailed on or about June 15, 2009 to all registered shareholders as of the close of business on June 5, 2009.

Our address is 5781 Lee Boulevard, Suite 208, Box 243, Lehigh Acres, FL 33971, USA.

All references in this Proxy Statement and Information Circular to dollars or $ are to United States dollars, unless otherwise specified.

Appointment of Proxy

The persons named as proxyholders in the enclosed proxy form were designated by our directors.  A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OR CORPORATION (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR AND ON BEHALF OF THAT SHAREHOLDER AT THE MEETING, OTHER THAN THE PROXYHOLDER NAMED IN THE ENCLOSED PROXY FORM.  TO EXERCISE THIS RIGHT, THE SHAREHOLDER MAY DO SO BY STRIKING OUT THE PRINTED NAMES AND INSERTING THE NAME OF SUCH OTHER PERSON AND, IF DESIRED, AN ALTERNATE TO SUCH PERSON, IN THE BLANK SPACE PROVIDED IN THE PROXY FORM.

In order to be voted, the completed proxy form must be received by Broadridge Financial Solutions, Inc. not later than 48 hours prior to the commencement of the meeting (or if adjourned or postponed, any reconvening thereof), at Proxy Services, Post Office Box 9111, Farmingdale, NY 11735-9543.  However, the Chairman of the meeting has the discretion to accept proxies filed less than 48 hours prior to the commencement of the meeting (or any adjournments thereof).

A proxy may not be valid unless it is dated and signed by the shareholder who is giving it or by that shareholder’s attorney-in-fact duly authorized by that shareholder in writing or, in the case of a corporation, dated and executed by any duly authorized officer of, or attorney-in-fact for, the corporation.  If a form of proxy is executed by an attorney-in-fact for an individual shareholder or joint shareholders or by an officer or attorney-in-fact for a corporate shareholder, the instrument so empowering the officer or attorney-in-fact, as the case may be, or a notarized copy thereof, should accompany the proxy form.

Revocation of Proxies

A shareholder who has given a proxy may revoke it at any time, before it is exercised, by an instrument in writing (a) executed by that shareholder or by that shareholder’s attorney-in-fact authorized in writing or, where that shareholder is a corporation, by a duly authorized officer of, or attorney-in-fact for, the corporation; and (b) delivered either (i) to 5781 Lee Blvd., Suite 208, Box 243, Lehigh Acres, FL 33971, at any time up to and including the last business day preceding the day of the meeting or, if adjourned or postponed, any reconvening thereof, or (ii) to the Chairman of the meeting prior to the vote on matters covered by the proxy on the day of the meeting or, if adjourned or postponed, any reconvening thereof; or in any other manner provided by law.  Also, a proxy will automatically be revoked by either (i) attendance at the meeting and participation in a poll (ballot) by a shareholder or (ii) submission of a subsequent proxy in accordance with the foregoing procedures.  A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

Voting of Common Shares and Proxies and Exercise of Discretion by Designated Persons

A shareholder may indicate the manner in which the proxyholder is to vote with respect to a matter to be voted upon at the meeting by marking the appropriate space.  If the instructions as to voting indicated in the proxy are certain, the shares represented by the proxy will be voted or withheld from voting in accordance with the instructions given in the proxy.  If the shareholder specifies a choice in the proxy with respect to a matter to be acted upon, then the shares represented will be voted or withheld from the vote on that matter accordingly.  The shares represented by a proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

IN THE ABSENCE OF ANY INSTRUCTIONS, THE DESIGNATED PERSONS OR OTHER PROXY AGENT NAMED ON THE PROXY FORM WILL CAST THE SHAREHOLDER’S VOTES ON ANY POLL (BALLOT) FOR THE APPROVAL OF ALL THE MATTERS IN THE ITEMS SET OUT IN THE FORM OF PROXY AND IN FAVOR OF EACH OF THE NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS.

The enclosed proxy form confers discretionary authority upon the persons named therein with respect to matters which may properly come before the meeting, including any amendments or variations to any matters identified in the Notice of Meeting and with respect to other matters which may properly come before the meeting. At the date of this Proxy Statement and Information Circular, our management knew of no such amendments, variations, or other matters to come before the meeting.

No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement and Information Circular in connection with the solicitation of proxies and, if given or made, such information or representations must not be relied upon as having been authorized by our company. The delivery of this Proxy Statement and Information Circular shall not create, under any circumstances, any implication that there has been no change in the information set forth herein since the date of this Proxy Statement and Information Circular. This Proxy Statement and Information Circular does not constitute the solicitation of a proxy by anyone in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

The information set forth in this section is of significant importance to many of our shareholders, as a substantial number of our shareholders do not hold shares in their own name.  Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement and Information Circular as "beneficial shareholders") should note that only proxies deposited by shareholders whose names appear on our records as the registered holders of shares of our common stock can be recognized and acted upon at the meeting.  If shares of our common stock are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares of our common stock will not be registered in the shareholder's name in our records.  These shares of common stock will more likely be registered under the names of the shareholder's broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). In accordance with the requirements as set out in National Instrument 54-101 of the Canadian Securities Administrators, the company has distributed copies of the Notice of Meeting, this Proxy Statement and Information Circular and the form of proxy to the intermediaries/brokers for onward distribution to beneficial shareholders.  Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders’ meetings.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their shares of our common stock are voted at the meeting.  The form of proxy supplied to a beneficial shareholder by his broker (or the agent of the broker) is similar to the form of proxy that we have provided to our registered shareholders.  However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada).  Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial shareholders and request that the beneficial shareholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at the meeting.  A beneficial shareholder receiving a Broadridge proxy cannot use that proxy to vote shares of our common stock directly at the meeting – the proxy must be returned to Broadridge, as the case may be, well in advance of the meeting in order to vote the shares.

Although a beneficial shareholder may not be recognized directly at the meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at the meeting as proxyholder for the registered shareholder and vote his shares in that capacity.  Beneficial shareholders who wish to attend at the meeting and indirectly vote their shares of common stock as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at the meeting and vote his or her shares.

VOTING SECURITIES

Our authorized capital consists of an unlimited number of shares of common stock without par value and 100,000 shares of preferred stock without par value.  Our preferred stock is issuable in series.  As of May 27, 2009, there were 19,342,461,198 issued and outstanding shares of our common stock and 19,284 outstanding shares of our Class A 5% Preferred Stock.  Only registered holders of shares of our common stock on the record date are entitled to vote at the meeting.  The record date for determining the names of shareholders entitled to receive the Notice of Meeting and to vote at the meeting is the close of business on June 5, 2009.  A shareholder of record on the record date is entitled to one vote for each share of common stock held by that shareholder on June 5, 2009 on the proposals to be acted upon at the meeting and any other matter to come before the meeting.

VOTES NECESSARY TO PASS RESOLUTIONS

Shareholders personally present, being not less than two and who hold or represent by proxy in the aggregate not less than one-twentieth of our issued and outstanding shares that are entitled to vote, constitute a quorum.  All proposals, other than a special resolution, require the affirmative vote by a simple majority of the votes cast in respect of the resolution.  A special resolution requires the affirmative vote of not less than two-thirds of the votes cast in respect of the resolution.

In the case of abstentions from or withholding of the voting of shares on any matter, the shares which are the subject of the abstention or withholding (“non-voted shares”) will be counted for determination of a quorum, but will not be counted as affirmative or negative on the matter to be voted upon.

Broker non-votes will be counted towards a quorum, but will not be counted as affirmative or negative on the matter to be voted upon. Broker non-votes occur when a nominee holding shares for a beneficial shareholder does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial shareholder. Brokerage firms have the authority to vote client’s shares on “routine” matters. When a brokerage firm votes its clients’ unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. A brokerage firm cannot vote clients’ unvoted shares on non-routine matters, which results in broker non-votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth specified information with respect to the beneficial ownership of shares of our common stock as of May 27, 2009 by:

•	each person or affiliated group which, to our knowledge, beneficially owns five percent (5%) or more of the outstanding common stock;

•	each of our directors;

•	each of the Named Executive Officers (as hereinafter defined); and

•	all of our directors and executive officers as a group.

Our calculation of the percentage of shares of our common stock that are beneficially owned are based on our having had 19,342,461,198 shares of our common stock issued and outstanding on May 27, 2009, together with options and warrants that are exercisable for shares of our common stock within 60 days from May 27, 2009 for each beneficial owner.  Under the rules of the United States Securities and Exchange Commission, beneficial ownership includes shares over which the named beneficial owner exercises voting control and or investment power.  Shares of our common stock that are subject to options or warrants that are currently exercisable or will become exercisable within 60 days from May 27, 2009 are deemed outstanding for computing the respective percentage ownership of each person holding the option or warrant, but are not deemed outstanding for purposes of computing the respective ownership percentage of any other person.  Unless otherwise indicated in the footnotes below, we believe that the persons and entities named in the tables have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

	Amount and
	Nature of
	Beneficial	Percentage
Name and Address of Beneficial Owner	Ownership (1)	of Class(1)

William Cronin (2)	2,362,246	*
Martin Gannon (3)	2,284,900	*
George O'Leary (4)	2,600,000	*
David Warkentin (5)	3,600,000	*
David Dodge (6)	---	*

Directors and Executive Officers as a Group (7)	10,847,146	*

YA Global Investments LP (formerly Cornell Capital Partners, L.P) (8)	219,101,623,318	91.89%

Staraim Enterprises Limited (9)	25,192,332,192	56.57%

Xentenial Holdings Limited (10)	193,549,226,969	90.91%

Starome Investments Limited (11)	324,096,601,688	94.37%

TAIB Bank B.S.C. (12)	7,491,242,979	27.92%

Certain Wealth, Ltd. (13)	487,454,623	2.46%

__________________

(1) Based on 19,342,461,198 shares of our common stock issued and outstanding as of May 27, 2009. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of shares of our common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) Beneficial ownership includes 87,246 shares and options to acquire up to 2,275,000 shares of our common stock that are exercisable within sixty days.  Address of the referenced individual is 180 Concord Drive, Madison, CT, USA, 06443.

(3) Beneficial ownership includes 9,900 shares and options to acquire up to 2,275,000 shares of our common stock that are exercisable within sixty days.  Address of the referenced individual is 1275 Post Road, Fairfield, CT, USA, 06824.

(4) Beneficial ownership includes 1,200,000 shares and warrants to acquire up to 1,400,000 shares of our common stock that are exercisable within sixty days.  Address of the referenced individual is c/o SKS Consulting, 950 Peninsula Corporate Circle, Suite 2018, Boca Raton, FL, USA, 33487.

(5) Beneficial ownership includes options to acquire up to 3,600,000 shares of our common stock that are exercisable within sixty days.  Address of the referenced individual is 20580Powell Avenue, Maple Ridge, BC, Canada, V2X 3G1.

(6) Address of the referenced individual is 9027 Prosperity Way, Ft. Myers, FL, USA, 33913.

(7) Includes 1,297,146 shares, and options and warrants to acquire up to 9,550,000 shares of our common stock that are exercisable within 60 days.

(8) The total number of shares of our common stock owned by YA Global Investments LP (formerly Cornell Capital Partners, LP) includes 13,315,450,000 shares owned directly, plus: (i) 308,544,000 shares of our common stock that could be issued upon the conversion of $3,085,440 5% series A convertible preferred shares, (ii) 51,520,157 shares of our common stock that could be issued upon the conversion of a 5% convertible debenture issued by our company with a principal balance remaining of $1,420,000 owed as at May 27, 2009 that matured unpaid on June 30, 2008, (iii) 25,188,169,692 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $1,415,400 and interest of $599,654 owed as at May 27, 2009, (iv) 122,078,885,445 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $8,000,000 and interest of $2,666,311 owed as at May 27, 2009 that matured unpaid on June 23 2008, (v) 27,578,743,493 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $1,800,000 and interest of $406,299 owed as at May 27, 2009, (vi) 22,531,652,911 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $1,500,000 and interest of $302,532 owed as at May 27, 2009, (vii) 1,390,310,616 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $96,500 and interest of $14,725 owed as at May 27, 2009, (viii) 6,145,590,753 shares of our common stock that could be issued upon the conversion of a 12% convertible debenture issued by our company with a principal balance remaining of $422,000 and interest of $69,647 owed as at May 27, 2009, (ix) 4,162,500 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Staraim Enterprises Limited expiring June 22, 2010 at an exercise price of $0.0298 per share, (x) 16,668,750 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring June 22, 2010 at an exercise price of $0.0298 per share, (xi) 225,000,000 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring November 30, 2012 at an exercise price of $0.0298 per share, (xii) 225,000,000 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring January 18, 2013 at an exercise price of $0.0298 per share, and (xiii) 41,925,000 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring August 20, 2013 at an exercise price of $0.0298 per share. The convertible debentures and the share purchase warrants each contain a contractual restriction on beneficial share ownership that limits YA Global Investments LP and its affiliates, in the aggregate to beneficial ownership at any one time of 4.9% of our outstanding shares if each instrument is not in default. All instruments held by YA Global Investments and its affiliates are currently in default, and as a result such limitation may be waived by YA Global Investments and its affiliates without notice to the Company.  Because Staraim Enterprises Limited and Xentenial Holdings Limited are wholly owned by YA Global Investments LP, YA Global Investments LP is deemed to beneficially own all shares of our common stock held by them. Yorkville Advisors, the general partner of YA Global Investments LP, may also be deemed to beneficially own the securities of our company that are owned by YA Global Investments LP. Mark A. Angelo, the founder and President of YA Global Investments LP, has sole voting and dispositive power over the securities of our company that are beneficially owned by each of YA Global Investments LP, Xentenial Holdings Limited and Staraim Enterprises Limited.  The address of YA Global Investments LP is 101 Hudson Street, Suite 3606, Jersey City, NJ, USA, 07302.

(9) The total number of shares of our common stock beneficially owned by Staraim Enterprises Limited includes (i) 25,188,169,692 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $1,415,400 and interest of $599,654 owed as at May 27, 2009 that matured unpaid on June 23 2008, and (ii) 4,162,500 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Staraim Enterprises Limited expiring June 22, 2010 at an exercise price of $0.0298 per share.  The convertible debenture and the share purchase warrants each contain a contractual restriction on beneficial share ownership that limits Staraim Enterprises Limited to beneficial ownership, at any one time, of 4.9% of our outstanding shares if each instrument is not in default.  All instruments held by Staraim Enterprises Limited are currently in default, and as a result such limitation may be waived by Staraim Enterprises Limited without notice to the Company.  These shares of our common stock are held by either Staraim Enterprises Limited, a Cyprus company, or its wholly-owned subsidiary, Staraim Enterprises Limited, a New Brunswick corporation.  YA Global Investments owns all of the issued and outstanding securities of Staraim Enterprises Limited, and has voting and dispositive authority over all of the shares of common stock of our company that are owned by Staraim Enterprises Limited. Mark A. Angelo, the founder and President of YA Global Investments LP, is deemed to control YA Global Investments LP and therefore is deemed to be the beneficial owner of the securities of our company that are held by Staraim Enterprises Limited.  Mark Angelo disclaims beneficial ownership of these shares.  The address of Staraim Enterprises Limited is Athalassas 47, 2nd Floor, Office 202, Strovlos, PC 2012, Nicosia, Cyprus.

(10) The total number of shares of our common stock beneficially owned by Xentenial Holdings Limited includes 13,315,450,000 shares owned directly, plus: (i) 122,078,885,445 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $8,000,000 and interest of $2,666,311 owed as at May 27, 2009 that matured unpaid on June 23 2008, (ii) 27,578,743,493 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $1,800,000 and interest of $406,299 owed as at May 27, 2009, (iii) 22,531,652,911 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $1,500,000 and interest of $302,532 owed as at May 27, 2009, (iv) 1,390,310,616 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $96,500 and interest of $14,725 owed as at May 27, 2009, (v) 6,145,590,753 shares of our common stock that could be issued upon the conversion of a 12% convertible debenture issued by our company with a principal balance remaining of $422,000 and interest of $69,647 owed as at May 27, 2009, (vi) 16,668,750 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring June 22, 2010 at an exercise price of $0.0298 per share, (vii) 225,000,000 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring November 30, 2012 at an exercise price of $0.0298 per share, (vii) 225,000,000 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring January 18, 2013 at an exercise price of $0.0298 per share, and (ix) 41,925,000 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring August 20, 2013 at an exercise price of $0.0298 per share.  The convertible debentures and the stock purchase warrants contain contractual restrictions on beneficial share ownership limiting Xentenial Holdings Limited's beneficial ownership to 4.9% of our outstanding shares of common stock except upon providing us with not less than 65 days prior notice if each instrument is not in default.  All instruments held by Xentenial Holdings Limited are currently in default, and as a result such limitation may be waived by Xentenial Holdings Limited without notice to the Company. The shares shown and the shares proposed to be sold are held directly by either Xentenial Holdings Limited, a Cyprus company, and/or its wholly-owned subsidiary, Xentenial Holdings Limited, a New Brunswick corporation.  All of the issued and outstanding securities of Xentenial Holdings Limited are owned by YA Global Investments LP, and YA Global Investments LP is therefore deemed to have voting and dispositive authority over the shares of our company owned by Xentenial Holdings Limited.  Mark A. Angelo, the founder and President of YA Global Investments LP, is deemed to control YA Global Investments LP and therefore is deemed to be the beneficial owner of the securities of our company that are held by Xentenial Holdings Limited.  Mark Angelo disclaims beneficial ownership of these shares.  The address of Xentenial Holdings Limited is Athalassas 47, 2nd Floor, Office 202, Strovlos, PC 2012, Nicosia, Cyprus.

(11) The total number of shares of our common stock beneficially owned by Starome Investments Limited includes: (i) 324,096,601,688 shares of our common stock that could be issued upon the conversion of the 10% convertible debenture issued by our company with a remaining principal amount of $19,202,198 and interest of $6,722,197 owed as at May 27, 2009, that matured unpaid on June 23, 2008, and (ii) 41,668,750 shares of our common stock that could be issued upon the exercise of common share purchase warrants expiring June 22, 2010 at an exercise price of $0.0298 per share. The convertible debenture and the common share purchase warrants each contain contractual restrictions on beneficial share ownership limiting Starome Investments Limited's beneficial ownership to 4.9% unless Starome Investments Limited waives such limitation by providing us with 65 day notice if each instrument is not in default.  All instruments held by Starome Investments Limited are currently in default, and as a result such limitation may be waived by Starome Investments Limited without notice to the Company.  The 10% convertible debenture and the share purchase warrants are held directly by either Starome Investments Limited, a Cyprus company, and/or its wholly-owned subsidiary, Starome Investments Limited, a New Brunswick corporation.  Prentice Capital Management, L.P. serves as investment manager to a number of investment funds (including Prentice Capital Partners, LP, Prentice Capital Partners GP, LP and Prentice Capital Offshore, Ltd.) and manages investments for certain entities in managed accounts with respect to which it has voting and dispositive authority over 100% of the shares of Starome Investments Limited. Michael Zimmerman is the Managing Member of (a) Prentice Management GP, LLC, the general partner of Prentice Capital Management and (b) Prentice Capital GP, LLC, the general partner of certain investment funds.  As such, he is deemed to control Prentice Capital Management and certain of the investment funds and therefore may be deemed to be the beneficial owner of the securities of our company that are held by Starome Investments Limited. Each of Michael Zimmerman and Prentice Capital Management disclaims beneficial ownership of these securities of our company.  The address of Starome Investments Limited is Athalassas 47, 2nd Floor, Office 202, Strovlos, PC 2012, Nicosia, Cyprus.

(12) The total number of shares of our common stock beneficially owned by TAIB Bank B.S.C. includes 7,491,242,979 shares of our common stock that could be issued upon the conversion of the remaining balance of $439,650 of the 10% convertible debenture issued by our Company and interest of $159,649 owed at May 27, 2009 that matured unpaid on October 31, 2008. This debenture contains contractual restrictions on beneficial share ownership limiting TAIB Bank B.S.C.’s beneficial ownership to 4.99% unless TAIB Bank B.S.C. waives such limitation. This debenture is currently in default, and as a result such limitation may be waived by TAIB Bank B.S.C. without notice to the Company.  TAIB Bank, B.S.C. has authorized Larry Chaleff to exercise dispositive powers with respect to the shares offered by TAIB Bank, B.S.C. Mr. Chaleff disclaims beneficial ownership of the shares offered by TAIB Bank, B.S.C.  The address of TAIB Bank, B.S.C. is 450 Park Avenue, Suite 1902, New York, NY, USA, 10022.

(13) The total number of shares of our common stock beneficially owned by Certain Wealth, Ltd. includes 487,454,623 shares of our common stock that could be issued upon the conversion of the remaining balance of $15,650 of the 10% convertible debenture issued by our Company and interest of $23,346 owed at May 27, 2009 that matured unpaid on October 31, 2008. This debenture contains contractual restrictions on beneficial share ownership limiting Certain Wealth, Ltd.’s beneficial ownership to 4.99% unless Certain Wealth, Ltd. waives such limitation. This debenture is currently in default, and as a result such limitation may be waived by Certain Wealth, Ltd. without notice to the Company.  Certain Wealth, Ltd. has authorized Larry Chaleff to exercise dispositive powers with respect to the shares offered by Certain Wealth , Ltd. Mr. Chaleff disclaims beneficial ownership of the shares offered by Certain Wealth, Ltd.  The address of Certain Wealth, Ltd. is 450 Park Avenue, Suite 1902, New York, NY, USA, 10022.

Change in Control

On December 19, 2008, Xentenial Holdings Limited, a wholly owned subsidiary of YA Global Investments LP, converted face value in the aggregate amount of $1,065,236 of various secured convertible debentures issued by the Company into a total of 13,315,450,000 of the Company’s common shares as follows:

	Face	Accrued	Total	Shares
	Value	Interest	Amount	Issued Upon
Debenture Issuance Date	Converted	Converted	Converted	Conversion
January 17, 2008	$392,000	$43,303	$435,303	5,441,287,500
February 20, 2008	$74,000	$7,347	$81,347	1,016,837,500
June 20, 2008	$269,000	$16,007	$285,007	3,562,587,500
August 1, 2008	$152,500	$6,969	$159,469	1,993,362,500
August 15, 2008	$100,000	$4,110	$104,110	1,301,375,000
	$987,500	$77,736	$1,065,236	13,315,450,000

After the conversion, the Company had 19,342,461,198 common shares outstanding, of which Xentenial Holdings Limited was the holder of 13,315,450,000, or 68.8%, of the Company’s total outstanding common shares.  Upon completion of the conversion, a change in control of the Company occurred.  The conversion was executed pursuant to the terms of a Voting Arrangement Agreement dated December 4, 2008 (included as Exhibit 10.97 to our Form 10-KSB/A filed on March 3, 2009)  completed in connection with the Asset Sale, under which YA Global Investments LP or its affiliated companies were required to convert into a number of shares sufficient to guarantee approval of the Asset Sale by the Company’s shareholders. A copy of the Voting Arrangement Agreement is filed with the Securities and Exchange Commission on www.sec.gov.

After the conversion, YA Global Investments LP and its affiliated companies hold secured convertible debentures with face value and accrued interest totaling $22 million, the majority of which are convertible into the Company’s common shares at a discount to the market price of the Company’s common shares at the time of conversion.   All of the debentures held by YA Global Investments LP and its affiliates are currently in default and callable by YA Global Investments LP. YA Global Investments LP and its affiliated companies have the sole discretion to convert the principals or interests of the convertible debentures and they have no obligation to our company to convert any additional principal or interest of the convertible debentures.

As of May 27, 2009, there are no arrangements or understanding with Xentenial Holdings Limited and its associates with respect to the election of directors of the Company.  There are also no arrangements known to the Company, the operation of which may at a subsequent date result in a change of control of the Company.

PROPOSAL 1

SALE OF ASSETS

Until December 11, 2008, we developed, subcontracted our manufacturing, and marketed technically advanced tire pressure monitoring systems that monitor tire pressure and tire temperature in a wide range of vehicles.  On December 11, 2008, we completed the sale of substantially all of this business (the “Asset Sale”), comprising substantially all of our assets and certain of our liabilities, to Bendix CVS Canada Inc. pursuant to an asset purchase agreement dated December 4, 2008 (the “Asset Purchase Agreement”).

The Asset Purchase Agreement requires us to hold a special meeting of the shareholders for the purpose of passing a special resolution to ratify the sale, or if we are unable to obtain, after using our best efforts to do so, such shareholder ratification of the sale, we are required to use all reasonable commercial efforts to obtain an order of the British Columbia Supreme Court declaring that the sale is for valuable consideration to the buyer who is dealing with our company in good faith.

Section 301(1) of the Business Corporations Act (British Columbia) (the “Act”) provides that a company must not sell, lease or otherwise dispose of all of its undertaking unless (a) it does so in the ordinary course of its business, or (b) it has been authorized to do so by a special resolution. However, Section 301(3) of the Act provides that a disposition of all or substantially all of the undertaking of a company is not invalid merely because the company contravenes Section 301(1) of the Act, if the disposition is (a) for valuable consideration to a person who is dealing with the company in good faith, or (b) ratified by a special resolution.

Therefore, we are asking our shareholders to ratify the sale pursuant to Section 301(3) of the Act. If we are unable to obtain, after using our best efforts to do so, such shareholder ratification of the sale, we intend to use all reasonable commercial efforts to obtain an order of the British Columbia Supreme Court pursuant to the Asset Purchase Agreement.

Material Terms of Asset Sale

The material terms of the Asset Purchase Agreement are summarized below. The summary is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed with the Securities and Exchange Commission on www.sec.gov.  You are urged to read the Asset Purchase Agreement carefully and in its entirety.

The followings are the material terms of the agreements relating to the Asset Sale:

•
The sale price was $2,500,000 cash at closing, plus an earn-out amount in each of the five years after closing based on a percentage of tire pressure monitoring system sales made or license fees received by the buyer during that period, with a minimum earn-out of $500,000, of which $250,000 was due on March 1, 2009 (this payment has not been received as of the date of this filing but is expected to be received shortly thereafter), and $250,000 is payable by March 1, 2010.  YA Global Investments LP, Xentenial Holdings Limited, Staraim Enterprises Limited, and Starome Investments Limited (collectively, the “Debtholders”) will receive all of these proceeds as a result of their position as secured creditors of our company.

•
The earn-out is based on future revenues generated by the buyer from the tire pressure monitoring system business, and any amounts earned by our company above the minimum earn-out are payable to us from the buyer on an annual basis for a period of five years.  Amounts due from the buyer to us pursuant to the earn-out provision shall be equal to (a) 10% of sales of tire pressure monitoring products generated by the buyer (net of returns, allowances, freight, and duties) between $2,000,000 and $10,000,000 in any given earn-out year, plus (b) 15% sales of tire pressure monitoring products generated by the buyer (net of returns, allowances, freight, and duties) that exceeds $10,000,000 in any given earn-out year.  The first earn-out year begins on December 11, 2008 and ends on December 11, 2009.  New earn-out years thereafter begin on December 11, 2009 and for each year after until five full earn-out years have been completed.  Amounts due under the earn-out are payable from the buyer to us within 45 days of the end of each earn-out period.  Our sales of $3,140,413 for our last fiscal year ended July 31, 2008 exceeded the minimum sales called for by the earn-out, and would have equated to an earn-out of approximately $114,000 under this formula.

•
The initial cash payment of $2,500,000 is being held in escrow, pursuant to the terms of an escrow agreement amongst us and the buyer, until the earlier of the following events: (i) the transaction is ratified by our shareholders, (ii) the British Columbia Supreme Court issues an order declaring that the disposition of our assets is for valuable consideration to the buyer who are dealing with us in good faith, or (iii) the second anniversary of the transaction.

•	In connection with the Asset Purchase Agreement, the Debtholders each consented to and released their security interest in the assets contemplated by the Asset Purchase Agreement.

•
Pursuant to the terms of the Asset Purchase Agreement, we collaterally assigned, and granted a security interest in, the rights to all payments due to us under the Asset Purchase Agreement, including any amounts paid under the earn-out, to the Debtholders.

•
The assets sold consisted of lease agreements, inventory, capital assets, accounts receivable, certain contracts, permits, intellectual property rights including technical drawings and specifications, goodwill, books and records, and prepaid assets.

•	We retain the right to receive future earn-out payments due, as well as the right to proceed with litigation in respect of prior infringements of our U.S. Patent Nos. 5,231,872 and 5,335,540.

•
Our assets after the transaction consist of cash, restricted cash, payments receivable pursuant to the earn-out clause of the Asset Purchase Agreement, and prepaid assets relating to insurance policies still in effect to our benefit.  As of January 31, 2009, our asset consisted of (i) approximately $18,000 unrestricted cash on hand, (ii) restricted cash of approximately $2,639,000 consisting of sale price of our assets held in escrow pursuant to the terms of the Asset Purchase Agreement, as well as the balance of funds advanced pursuant to the bridge not which are to be used for designated post-closing expenses, (iii)  $500,000 payments receivable pursuant to the earn-out, and (iv) prepaid insurance assets of approximately $90,000.  We believe book value of these assets approximates fair value.

•
We retain certain operating liabilities and all of the liabilities and obligations with respect to the convertible debt and the shares of our convertible preferred stock that were outstanding prior to the Asset Sale.  Liabilities retained by us at closing included (i) approximately $1.6 million of trade accounts payable and accrued liabilities related primarily to corporate costs, director fees, and discontinued vendors not related directly to the operation of the tire pressure monitoring business ($1.6 million as of January 31, 2009), (ii) approximately $44.1 million of principal and accrued interest on secured convertible debentures on which the company has defaulted ($43.4 million as of January 31, 2009), (iii) approximately $3.7 million of face value and accumulated dividends on convertible preferred stock on which the company has defaulted ($3.7 million as of January 31, 2009), and (iv) approximately $0.8 million payable pursuant to the bridge note.  Secured convertible debentures and convertible preferred stock are carried at their full face value as a result of the default.  We believe book value of our liabilities approximates fair value.

•
Because all of our assets were subject to a pre-existing grant of security in favor of the holders of outstanding debt in the aggregate amount of approximately $44,150,000, we entered into a Liquidation Agreement (included as Exhibit 10.96 to our Form 10-KSB/A filed on March 3, 2009) with YA Global Investments, L.P., Xentenial Holdings Limited, Staraim Enterprises Limited and Starome Investments Limited pursuant to which we (a) acknowledged our debt to the lenders in the aggregate amount of approximately $44,150,000, (b) assured the lenders that we had no offsets, claims or counterclaims against any of them, (c) ratified all of the loan documents pursuant to which we had borrowed the money owed and acknowledged that they, and the documents granting security for repayment of the loans, were in full force and effect, and (d) agreed to adhere to a projected budget and wind-down plan (included as Exhibit 10.1 to our Form 10-Q filed on May 28, 2009) during the period from closing through December 31, 2009.  A copy of the liquidation agreement is filed with the Securities and Exchange Commission on www.sec.gov

•
The post-closing budget designated in the liquidation agreement calls for expenditures from closing through December 31, 2009 in the amount of $953,341 related to (a) severance costs incurred at closing, (b) preparation, printing and mailing of this proxy statement, (c) costs to complete the audit of our financial statements for the year ended July 31, 2008, (d) contractor costs to perform accounting, administrative and patent licensing functions, and (e) legal and administrative costs associated with the acquisition and post-sale operations.

•
The Wind-down Plan stipulates that (a) we will complete the audit and file a corresponding form 10-KSB for fiscal year ended July 31, 2008 no later than December 31, 2008, (b) we will file this proxy statement and information circular to attempt to secure shareholder approval of the asset sale, (c) our current board shall remain in place until such shareholder meeting is held, (d) David Warkentin shall resign as Chief Executive Officer at closing, but retain his position as director and assist on a contract basis with patent and administrative issues, (e) David Dodge shall continue as CFO until the special meeting of shareholders completed, (f) we will file our 2008 tax returns, and (g) we will pursue licensing and/or litigation relating to patent rights retained by SmarTire.

•
At closing of the Asset Sale, YA Global Investments LP funded $762,532 in the form of a Bridge Note (included as Exhibit 10.98 to our Form 10-KSB/A filed on March 3, 2009) with an annual interest rate of 14%, to be used to pay specified post-closing administrative items.  The bridge note is to be repaid from any future earnings of the Company. A copy of the bridge note is filed with the Securities and Exchange Commission on www.sec.gov

•	We agreed that we would change our name to TTC Technology Corp., and a proposal to do so is included in this Proxy Statement and Information Circular.

Reasons for the Asset Sale

At a meeting of our Board of Directors on August 8, 2008, management presented to our Board of Directors an analysis of our business and financial conditions. After considering management’s presentation, our Board of Directors considered the following factors, among others, in arriving at its decision to approve the sale of the assets of our company:

•
Lack of prospects for revenue growth – A number of initiatives had been taken in an effort to increase revenues, particularly with respect to Dana Corporation (our then marketing partner for the commercial vehicle market in North America, Australia and New Zealand). There were also a number of new potential OEM (original equipment manufacturer) customers, however, it would have taken at least 12 months to generate revenues from those customers and some of the OEM customers indicated that they would not be willing to undertake supply agreements because of our financial condition. Other sales and marketing initiatives have not been possible due to lack of funding;

•
Lack of funding from our lenders – Our lenders were unwilling to continue to fund our business operations. Furthermore, management believed that even if our lenders had been willing to provide further funding, we could not continue to survive with the level of funding experienced during the 2008 calendar year as sales and marketing and R&D efforts needed to be increased in order to grow and be competitive;

•	Lack of other funding – Management advised that the debt load and stock price of our company made it extremely unlikely that additional sources of funding could be found;

•
Timing of the sale – Management advised that we were in a unique situation in that there were at least three parties interested in purchasing our assets. One party was a competitor that was looking to upgrade its product portfolio as it had fallen behind, while another had decided to enter the market and was looking to buy rather than develop its own products due to the long marketing cycle.   Management had extensive discussions with the two potential buyers other than Bendix CVS, including (i) providing in depth due diligence materials on our business and financial position, and (ii) discussions of potential purchase price range.   Management advised our Board of Directors that if these potential buyers did not acquire our assets at the time, they would become our competitors in the future. A decision not to sell would create a significantly more competitive landscape for our company; and

•
Value received – Our Board of Directors considered whether the process would ensure that we were receiving the greatest value for our assets. Management stated that we employed two outside consultants, to assist with the process of seeking out multiple potential buyers and creating an auction situation. No reports, opinions, or appraisals were provided by these consultants.  Management stated that the process was undertaken and continued over a five month period with significant due diligence efforts by all potential buyers.  Management also stated that, based on discussions with potential buyers, it was highly likely that any sale consideration would be paid in cash and that buyers would not assume any of the Company’s debt obligations.  The consideration being discussed and negotiated with the potential buyers ranged from a minimum of $3,000,000 guaranteed cash consideration to unlimited consideration based on future performance of the business under the ownership of the buyer pursuant to an earn-out mechanism.  Amounts projected to be received pursuant to any earn-out mechanism were based on internal projections and ranged from $500,000 minimum guaranteed payments to approximately $23,000,000 over a five-year period. The critical elements of each consideration package considered by the Board of Directors, and negotiated by management with the potential buyers, were (i) amount of guaranteed cash to be received, (ii) amount of potential future consideration under any earn-out mechanism, (iii) each buyer’s ability to deliver future revenue and earnings from the business, and (iv) whether we would retain the rights to generate revenue from patent licensing.

After discussion of the various issues, our Board of Directors agreed that:

•	If we decided to seek additional funding sufficient to operate and grow the business we would probably not be successful;

•	Prospects for our revenue growth in time to permit our company to become self sufficient were poor, especially with the levels of funding at the time;

•	The timing was correct for the sale based upon the economic and competitive climate;

•	The process undertaken for the sale was exhaustive and would ensure best value received for the sale;

•
Potential buyers were legitimate companies with the ability to make the purchase and understood the value of our intellectual property and other assets, and such potential buyers would not require outside financing to complete the transaction; and

•	If our company were not sold, it was likely that our only course of action was bankruptcy.

Therefore, our Board of Directors determined that the proposed sale would be fair to and in the best interest of our shareholders , and the directors unanimously approved the sale of the assets of our company.

At a meeting of our Board of Directors on October 12, 2008, management presented an update on events regarding the sale process that led to the negotiation of the final term sheet from Bendix CVS Canada Inc. Management reported that, after going through the due diligence process with all three potential buyers, the deal team decided that Bendix had the only firm offer and that we should negotiate the best possible terms and accept. This conclusion was based primarily on management’s analysis and comparison of the estimated value expected to be received from each of the potential buyers, including upfront payments and payments potentially due pursuant to any earn-out mechanisms.  In doing so, management and the board considered each party’s ability to take the TPMS products to market and thus deliver under an earn-out mechanism.

Management then entered into final negotiations of the deal terms with Bendix, including (a) the amount of the purchase price, including cash due at closing and amounts payable under the earn-out, (b) transfer of employees from SmarTire to Bendix, (c) transfer of assets and liabilities and net book value adjustment, and (d) exclusivity and timing of the transaction.  The final term sheet was agreed upon on October 10, 2008. Then management presented its comments on the term sheet to our Board of Directors. Our Board of Directors discussed management’s comments and agreed that:

•	After an exhaustive due diligence negotiation period that the offer from Bendix was the only option left for us to consider;

•	The sale process was handled in a manner that generated the best possible offer for our company; and

•	The timing was critical as the economic climate was deteriorating and any delays would jeopardize a sale.

Therefore, our Board of Directors unanimously voted to accept the Bendix offer and move to complete the asset purchase with Bendix as soon as possible. In reaching its conclusion to recommend that investors vote for this proposal, the Board of Directors used a range of potential purchase price consideration to be received under terms of the Asset Purchase Agreement, with the minimum purchase price being $3,000,000 (upfront cash plus minimum earn-out).  A range of additional expected purchase prices payable pursuant to the earn-out mechanism were projected using internally generated forecast models for a fully-funded debt-free operation, and ranged from $500,000 minimum guaranteed payments to approximately $23,000,000 over a five-year period using best-case assumptions.  The actual purchase price will not be known until completion of the five-year earn-out period, since amounts to be paid are based on future results of operations of Bendix.  The Board of Directors unanimously voted to accept the Bendix offer, and also is recommending that shareholders vote for this proposal, despite the fact that the guaranteed purchase price falls at the bottom of the range presented, because the Board of Directors believes that the Bendix offer presents the best combination of upfront cash, and realizable earn-out amounts based on the buyer’s ability to deliver sales of the acquired products.  The Board of Directors concluded that, while we may have been able to negotiate for slightly more guaranteed cash consideration, this would have decreased the projected total consideration by reducing amounts potentially received pursuant to an earn-out.  The Board of Directors believes that the Bendix offer provides the highest expected combined purchase price of all the offers received.

The foregoing summary of the information and factors considered by our Board of Directors is not intended to be exhaustive of the factors considered by our Board of Directors in reaching its conclusion and making its recommendation, but does include the material information, factors and analysis considered by our Board of Directors in reaching its conclusion and recommendation. Our Board of Directors evaluated the various factors summarized above in light of its own knowledge of the business and the industry, financial condition and prospects of our company. The conclusion and unanimous recommendation of our Board of Directors was made after considering all of the information and factors involved.

Change in Control

Pursuant to the terms of a Voting Arrangement Agreement dated December 4, 2008 completed in connection with the Asset Sale, YA Global Investments LP or its affiliated companies were required to convert into a number of shares sufficient to guarantee approval by the Company’s shareholders of the Asset Sale.  Accordingly, on December 19, 2008, Xentenial Holdings Limited, a wholly owned subsidiary of YA Global Investments LP, elected to convert $987,500 face value and $77,736 accrued interest, relating to five separate convertible debentures held by Xentenial Holdings Limited, into our common shares.  In response we issued 13,315,450,000 shares of our common stock.  After the conversion, we had 19,342,461,198 common shares outstanding, of which Xentenial was the holder of 13,315,450,000, or 68.8%, of our total outstanding common shares.  Upon completion of the conversion, a change in control of the Company occurred.

Shareholder Rights after the Asset Sale

Holders of shares of our common stock prior to completion of the Asset Sale still hold the same number of shares after the Asset Sale.  Holders of shares of our common stock will not receive any cash distribution or common shares or other securities of the buyer as a result of the transaction.  All of the proceeds from the transaction have been collaterally assigned to the Debtholders, to the extent that those proceeds satisfy our obligations to the Debtholders, which as of December 11, 2008 were approximately $44,150,000.  There were no changes to the voting or other rights of our common shares as a result of the Asset Sale, with the exception of the change in control described herein.  On December 17, 2008, our common stock was delisted from the OTCBB and began trading on the Pink Sheets due to delinquent SEC filings.  We do not expect to become current with our SEC filings at any point in the foreseeable future, as we were unable to secure funds in our post-closing operational budget for such items.

Our Business After the Asset Sale

Following the sale of our tire pressure monitoring system business, we terminated nine employees and paid severance related to such terminations totaling approximately $370,000.  The remaining former employees of our Company were hired by Bendix CVS Canada Inc.  After the completion of the Asset Sale and the termination of all of our employees and consultants effective December 11, 2008, we engaged three people to provide our company with administrative and executive services on a part-time basis.  All three of these people were previously consultants to/employed by our company in similar capacities prior to the sale of our tire pressure monitoring system business.

Assets retained by us after the sale consist of cash and prepaid assets relating to insurance policies still in effect to our benefit.  Immediately prior to completion of the Asset Sale, we had approximately $12,000 cash on hand (before $762,532 advanced pursuant to the bridge note funded immediately after closing, which was used to pay designated closing and post-closing expenses), and the book value of prepaid insurance assets was $118,000.  As of January 31, 2009, our gross restricted and unrestricted cash balances were $2,657,495, of which $2,500,000 represents purchase price held in escrow, $139,482 represents the balance of funds advanced pursuant to the bridge not which are to be used for designated post-closing expenses, and $18,013 is unrestricted cash.  As of January 31, 2009, the book value of our prepaid assets was approximately $90,000.

Liabilities retained by us at closing included (i) approximately $1.6 million of trade accounts payable and accrued liabilities related primarily to corporate costs, director fees, and discontinued vendors not related directly to the operation of the tire pressure monitoring business ($1.6 million as of January 31, 2009), (ii) approximately $44.1 million of principal and accrued interest on secured convertible debentures on which the company has defaulted ($43.4 million as of January 31, 2009), (iii) approximately $3.7 million of face value and accumulated dividends on convertible preferred stock on which the company has defaulted ($3.7 million as of January 31, 2009), and (iv) approximately $0.8 million payable pursuant to the bridge note.  Secured convertible debentures and convertible preferred stock are carried at their full face value as a result of the default.  We believe book value of our assets and liabilities approximates fair value.

Subsequent to the asset sale, our sole business has been to pursue litigation in respect of prior infringements of our U.S. Patent Nos. 5,231,872 and 5,335,540.   These patents relate to a proprietary method and apparatus for measuring and transmitting tire pressure and temperature data that was used in our tire pressure monitoring products before the asset sale.  We have licensed these patents on two separate occasions: (a) on February 20, 2008, we entered into a Confidential Settlement and License Agreement with Continental Automotive Systems US, Inc. (formerly Siemens VDO Automotive Corp.) pursuant to which we received net proceeds of $1,500,000 after payment of litigation related fees and withholding taxes, from which we paid approximately $300,000 in litigation-related expenses, and (b) on August 21, 2008, we entered into a Confidential Settlement and License Agreement with Schrader-Bridgeport International, Inc., pursuant to which we received net proceeds of approximately $1.5 million after payment of litigation-related fees and expenses.   We anticipate that this will continue to be our sole business for the foreseeable future.  We do not expect that cash flow generated from patent licensing will be sufficient to satisfy our outstanding liabilities and fund our ongoing operating expenses.

In connection with the asset sale, we agreed to adhere to a projected budget and wind down plan during the period from closing through December 31, 2009.

The post-closing budget calls for expenditures from closing through December 31, 2009 in the amount of $953,341 related to (a) severance costs incurred at closing, (b) preparation, printing and mailing of this proxy statement, (c) costs to complete the audit of our financial statements for the year ended July 31, 2008, (d) contractor costs to perform accounting, administrative and patent licensing functions, and (e) legal and administrative costs associated with the acquisition and post-sale operations.

The Wind-down Plan stipulates that (a) we will complete the audit and file a corresponding form 10-KSB for fiscal year ended July 31, 2008 no later than December 31, 2008, (b) we will file this proxy statement and information circular to attempt to secure shareholder approval of the asset sale, (c) our current board shall remain in place until such shareholder meeting is held, (d) David Warkentin shall resign as Chief Executive Officer at closing, but retain his position as director and assist on a contract basis with patent and administrative issues, (e) David Dodge shall continue as CFO until the special meeting of shareholders completed, (f) we will file our 2008 tax returns, and (g) we will pursue licensing and/or litigation relating to patent rights retained by SmarTire.

Financial Statements

Our unaudited pro forma consolidated financial statements giving effect to the Asset Sale for the years ended July 31, 2008 and 2007 and six months ended January 31, 2009 and 2008 are attached to this Proxy Statement and Information Circular as Appendix D.

In addition, the Securities and Exchange Commission allows us to “incorporate by reference” information into this Proxy Statement and Information Circular, which means that we can disclose important information to you by referring to you to other documents filed separately with the Securities and Exchange Commission.

This Proxy Statement and Information Circular incorporates by reference our audited financial statements for the years ended July 31, 2008 and 2007 from our annual report on Form 10-KSB/A filed on March 3, 2009 with the Securities and Exchange Commission and our unaudited interim financial statements for the period ended January 31, 2009 from our quarterly report on Form 10-Q filed on May 29, 2009 with the Securities and Exchange Commission. Copies of those financial statements may be accessed from www.sec.gov.

Information about the Buyer

Bendix CVS Canada Inc. is part of a group of companies that is one of the world’s leading manufacturers of braking systems for rail and commercial vehicles.  The buyer’s principal address is 675 Development Dr., Kingston, Ontario K7M 4W6, Canada and their telephone number is (800) 247-2725.

Regulatory approvals

No federal, state or provincial regulatory requirements must be complied with or approval obtained in connection with the Asset Sale.

Voting Requirements

The special resolution to ratify the Asset Sale is set forth below. To be effective, the special resolution to ratify the Asset Sale must be passed by the affirmative vote of not less than two-thirds of the votes cast. Pursuant to section 238 of the Business Corporations Act (British Columbia), every registered shareholder is entitled to dissent from the special resolution to ratify the Asset Sale. This right is described in detail below under the heading “Dissenting Shareholders’ Rights”.

Shareholder Resolution

The Company has entered into the Asset Purchase Agreement dated December 4, 2008 amongst Bendix CVS Canada Inc., Bendix Commercial Vehicle Systems LLC (as guarantor of Bendix CVS Canada Inc.), SmarTire Technologies Inc. and SmarTire USA, Inc., whereby the Company has agreed to sell substantially all of the assets of the Company, SmarTire Technologies Inc. and SmarTire USA, Inc. to Bendix CVS Canada Inc. on the terms and conditions as set out in the Asset Purchase Agreement.

Shareholder approval is being sought to pass the following special resolution:

"BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

(a)
In accordance with Section 301(1) of the Business Corporations Act (British Columbia) the sale of all or substantially all of the undertaking of the Company by the Company, SmarTire Technologies Inc. and SmarTire USA, Inc. to Bendix CVS Canada Inc. pursuant to the Asset Purchase Agreement, as such agreement may be amended from time to time be and is hereby ratified, confirmed and approved; and

(b)
Any director or officer of the Company be and is hereby authorized, for and on behalf of and in the name of the Company, to execute and deliver any documents and instruments and take any such actions as such director or officer may determine to be necessary or desirable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.”

Our Board of Directors recommends a vote FOR the resolution approving the Asset Sale.

Dissenting Shareholders’ Rights

The following is a summary of the operation of the provisions of the British Columbia Business Corporations Act (“BCBCA”) relating to a shareholder's dissent and appraisal rights in respect of the Asset Sale. Such summary is not a comprehensive statement of the procedures to be followed by a shareholder who seeks such right of dissent and is qualified in its entirety by reference to the full text of Part 8, Division 2 of the BCBCA which is attached to this Proxy Statement and Information Circular as Appendix B . Any shareholder considering the exercise of the right of dissent should seek legal advice, since failure to comply strictly with the provisions of the BCBCA may prejudice the shareholder's right of dissent.

Only registered shareholders are entitled to the right of dissent. Any non-registered or beneficial shareholder (“Non-Registered Holder”) who wishes to dissent should arrange to have his or her common shares registered in his or her name prior to the applicable deadline for exercising the right of dissent or should make arrangements with the registered holder of his or her common shares to exercise the right of dissent on his or her behalf.

Pursuant to section 238 of the BCBCA, every registered shareholder who dissents from the Sale Resolution (a “Dissenting Shareholder”) in compliance with sections 237 to 247 of the BCBCA will be entitled to be paid by our company the fair value of the common shares held by such Dissenting Shareholder determined as at the point in time immediately before the passing of the resolution to ratify the Asset Sale (the “Sale Resolution”). A Dissenting Shareholder must dissent with respect to all common shares in which the holder owns a beneficial interest.

A registered shareholder who wishes to dissent must deliver written notice of dissent (a “Notice of Dissent”) to the Company at 5781 Lee Blvd., Suite 208, Box 243, Lehigh Acres, FL 33971, at least 2 days before the date on which the Sale Resolution is to be voted upon and such Notice of Dissent must strictly comply with the requirements of section 242 of the BCBCA. Any failure by a shareholder to fully comply may result in the loss of that holder’s dissent rights. Non-Registered Holders who wish to exercise Dissent Rights must arrange for the registered shareholder holding their common shares to deliver the Notice of Dissent.

The delivery of a Notice of Dissent does not deprive a Dissenting Shareholder of the right to vote at the meeting on the Asset Sale; however, a Dissenting Shareholder is not entitled to exercise the right of dissent with respect to any of his or her common shares if the Dissenting Shareholder votes in favour of the Sale Resolution. A vote against the Sale Resolution, whether in person or by proxy, does not constitute a Notice of Dissent. Failure to vote against the Sale Resolution does not constitute a wavier of the right of dissent.

A Dissenting Shareholder must prepare a separate Notice of Dissent for him or herself, if dissenting on his or her own behalf, and for each other person who beneficially owns common shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting; and must dissent with respect to all of the common shares registered in his or her name beneficially owned by the Non-Registered Holder on whose behalf he or she is dissenting. The Notice of Dissent must set out the number of common shares in respect of which the Notice of Dissent is to be sent (the “Notice Shares”) and:

(a)	if such common shares constitute all of the common shares of which the Dissenting Shareholder is the registered and beneficial owner, a statement to that effect;

(b)
if such common shares constitute all of the common shares of which the Dissenting Shareholder is both the registered and beneficial owner but if the Dissenting Shareholder owns additional common shares beneficially, a statement to that effect and the names of the registered shareholders, the number of common shares held by such registered owners and a statement that written Notices of Dissent has or will be sent with respect to such common shares; or

(c)
if the right of dissent is being exercised by a registered owner who is not the beneficial owner of such common shares, a statement to that effect and the name of the beneficial owner and a statement that the registered owner is dissenting with respect to all common shares of the beneficial owner registered in such registered owner's name.

We are required promptly after the later of (i) the date on which we form the intention to proceed with the Asset Sale (which we have already proceeded); and (ii) the date on which the written notice of dissent was received, to notify each Dissenting Shareholder of our intention to act on the Asset Sale. Upon receipt of such notification, each Dissenting Shareholder is then required, if the Dissenting Shareholder wishes to proceed with the dissent, within one month after the date of such notice to send to our company (a) a written statement that the Dissenting Shareholder requires our company to purchase all of our common shares; (b) the certificates representing such common shares; and (c) if the right of dissent is being exercised by the Dissenting Shareholder on behalf of a beneficial owner who is not the Dissenting Shareholder, a statement signed by the beneficial owner which sets out whether the beneficial owner is the beneficial owner of other common shares of our company, and if so, (i) the names of the registered owners of such shares; (ii) the number of such shares; and (iii) that dissent is being exercised in respect of such shares.  A shareholder who fails to send our company, within the required time frame, the written statements described above and the certificates representing the common shares in respect of which the Dissenting Shareholder dissents, forfeits the shareholder’s right to dissent.

On sending the required documentation to our company, the fair value for a Dissenting Shareholder’s common shares will be determined as follows:

(a)
if our company and a Dissenting Shareholder agree on the fair value of the common shares, then we must promptly pay that amount to the Dissenting Shareholder or promptly send notice to the Dissenting Shareholder that the Company is lawfully unable to pay the Dissenting Shareholders for their common shares; or

(b)
if a Dissenting Shareholder and our company are unable to agree on a fair value, the Dissenting Shareholder may apply to the Supreme Court of British Columbia to determine the fair value of the common shares, and we must pay to the Dissenting Shareholder the fair value determined by such court or promptly send notice to the Dissenting Shareholder that we are lawfully unable to pay the Dissenting Shareholders for their common shares.

We will be lawfully unable to pay the Dissenting Shareholder the fair value of his or her common shares if our company is insolvent or would be rendered insolvent by making the payment to the Dissenting Shareholder.  In such event, Dissenting Shareholders will have 30 days to elect to either (a) withdraw their dissent or (b) retain their status as a claimant and be paid as soon as we are lawfully able to do so or, in a liquidation, be ranked subordinate to its creditors but in priority to our shareholders.

If the Asset Sale is not implemented for any reason, Dissenting Shareholders will not be entitled to be paid the fair value for their common shares and the Dissenting Shareholders will be entitled to the return of any share certificates delivered to our company in connection with the exercise of the right of dissent.

Any notice required to be given by our company or a Dissenting Shareholder to the other in connection with the exercise of the right of dissent will be deemed to have been given and received, if delivered, on the day of delivery, or, if mailed, on the earlier of the date of receipt and the second business day after the day of mailing, or, if sent by telecopier or other similar form of transmission, the first business day after the date of transmittal.

The discussion above is only a summary of the Dissent Rights which are technical and complex. A shareholder who intends to exercise the right of dissent should carefully consider and comply with the provisions of sections 237 to 247 of the BCBCA. Persons who are Non-Registered Holders of our common shares registered in the name of an intermediary such as a broker, custodian, nominee, other intermediary, or in some other name, who wish to dissent should be aware that only the registered owner of such common shares is entitled to dissent.

It is suggested that any shareholder wishing to avail himself or herself of the right of dissent seek his or her own legal advice as failure to comply strictly with the applicable provisions of the BCBCA may prejudice the availability of such Dissent Rights. Dissenting Shareholders should note that the exercise of Dissent Rights can be a complex, time-consuming and expensive process.

PROPOSAL 2

NAME CHANGE

A requirement of the Asset Purchase Agreement is that the Company change the name of the Company from SmarTire Systems Inc. to TTC Technology Corp. or such other name as is approved by the regulatory authorities having jurisdiction.

Shareholder approval is being sought to pass the following special resolution:

"BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

(a)	The Company change its name from SmarTire Systems Inc. to TTC Technology Corp. or such other name as is approved by the regulatory authorities having jurisdiction; and

(b)
Any director or officer of the Company be and is hereby authorized, for and on behalf of and in the name of the Company, to execute and deliver any documents and instruments and take any such actions as such director or officer may determine to be necessary or desirable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.”

Our Board of Directors recommends a vote FOR the resolution changing the name of our company.

PROPOSAL 3

NUMBER OF DIRECTORS

Our articles provide that the number of directors on the board shall be no fewer than three directors and no greater than a number as fixed or changed from time to time by a directors’ resolution or ordinary resolution.

At the meeting, shareholders will be asked to pass an ordinary resolution to set the number of directors of the Company at three (3). An ordinary resolution needs to be passed by a simple majority of the votes cast on the resolution.

Our Board of Directors recommends a vote FOR the resolution setting the number of our directors at three (3).

PROPOSAL 4

ELECTION OF DIRECTORS

Our directors are elected at each annual meeting and hold office until the next annual meeting or until their successors are appointed.  In the absence of instructions to the contrary, the enclosed proxy will be voted for David Warkentin and George O’Leary, whom management proposes to nominate.

Shares represented by proxies which are marked “Abstain” with respect to the election of any nominee will be counted for determination of a quorum, but will not be counted as either an affirmative vote for such nominee or a negative vote against the nominee.

Under the BCBCA, we are required to have three directors, but we could not find a third candidate who is willing to serve as our director. We plan to continue searching for a candidate who is willing to serve as our director.

Our Board of Directors recommends a vote FOR each of nominees.

The following information regarding our directors is relevant to your consideration of the nominees proposed by management:

Name Province/State Country of Residence Current Position(s) with the company Age	Principal Occupation Business or Employment for Last Five Years	Periods during which Nominee has Served as a Director	Number of Common Shares Owned
David Warkentin British Columbia Canada President, CEO and Director Age: 50
Mr. Warkentin was appointed as our President and Chief Executive Officer effective October 20, 2006. Mr. Warkentin joined our company on August 8, 2005, as Vice President of Sales and Marketing. During 2004 and 2005, Mr. Warkentin was the Vice President of Sales of Intrinsyc Software International, Inc. (TSX: ICS), a Canadian public company that provides engineering services to wireless mobile device makers as well as licensable software for the wireless telephone handset market. From 2000 until 2004, Mr. Warkentin was the Director of Sales for Silent Witness Enterprises Ltd., a Canadian company that manufactures security cameras and digital video recorders targeted to the financial, educational and corrections markets. On December 11, 2008, in connection with the sale of the Company’s tire pressure monitoring system business and related assets to Bendix CVS Canada Inc., David Warkentin ended his service as Chief Executive Officer of the Company.  Mr. Warkentin will remain as a director of the Company.
		May 7, 2007 to present.	3,600,000 (3)
George O’Leary (1) (2) Florida United States Director Age: 45
Mr.  O’Leary has been the President of SKS Consulting of South Florida Corp. since 2000. Mr. O’Leary started SKS Consulting of South Florida Corp. in 2000 with the mission to help companies focus on their core businesses while shedding their non-core business assets.  Through SKS Consulting of South Florida Corp., Mr. O’Leary provides management consulting services to our company under a one year agreement dated January 23, 2007. Through SKS Consulting of South Florida, Mr. O’Leary provides management consulting services to various other companies, as well, including NS8 Corp. [OTC:NSEO], NeoMedia Technologies, Inc. (OTCBB:NEOM) and NeoGenomics, Inc. (OTCBB:NGNM).  Since April 12, 2007, he has been a director of NS8 Corp. [OTC:NSEO] and, since April 18, 2007 he has served as that company’s Chief Financial Officer.  SKS Consulting of South Florida provides consulting services to NS8 Corp.  Through SKS Consulting, Mr. O’Leary also provides management consulting services to NeoMedia Technologies, Inc. (OTCBB:NEOM).  He has been a member of their board of directors since February 2, 2007.  Since October, 2004, Mr. O’Leary has provided consulting services through SKS Consulting to NeoGenomics, Inc. (OTCBB:NGNM) and has served as a member of its board of directors since June 22, 2005. .
		May 7, 2007 to present.	2,600,000 (4)

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee.

(3)	Includes options to acquire up to 3,600,000 shares of our Common stock, exercisable within sixty days.

(4)	Includes warrants to acquire up to 1,400,000 shares of our common stock, exercisable within 60 days.

Except as otherwise disclosed below, no proposed director

(a)
is, as at the date of this Proxy Statement and Information Circular, or has been, within the preceding 10 years, a director or executive officer of any company that, while that person was acting in that capacity,

(i)	was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days;

(ii)
was subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

(iii)
or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(b)
has, within the 10 years before the date of this Proxy Statement and Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or

(c)
is to be elected under any arrangement or understanding between the proposed director and any other person or company, except the directors and executive officers of the Company acting solely in such capacity.

On December 16, 2008, the British Columbia Securities Commission of Canada issued a cease trade order against our company for failure to file our annual financial statements and related management’s discussion and analysis as required under National Instrument 51-102. The order is still in effect. We plan to file our annual financial statements and related management’s discussion and analysis with the British Columbia Securities Commission, but given that we do not expect to become current with our SEC filings at any point in the foreseeable future, as we were unable to secure funds in our post-closing operational budget for such items, it is unlikely that the cease trade order will be lifted in the foreseeable future.

Business Experience and Principal Occupation of Executive Officers and Significant Employees

The present principal occupation, business or employment of each of our directors is as set out above.  The following is a brief description of the present principal occupation, business or employment of each of our executive officers and key employees during the past five years indicating the principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out. An officer of our company is appointed by our Board of Directors and holds office until his death, resignation or removal from office.

David A. Dodge

Mr. Dodge joined our company in March 2008 as Interim Chief Financial Officer.  Previously, he served as Chief Financial Officer of NeoMedia Technologies, Inc. (OTCBB: NEOM), a U.S. public company, from 2002 through 2007.  From 1999 to 2002, Mr. Dodge held various finance-related positions with NeoMedia, including Director of Financial Reporting, Director of Financial Planning, and Controller.  Prior to his public company experience, Mr. Dodge was an auditor with Ernst & Young LLP.  Mr. Dodge holds a B.A. in economics from Yale University and an M.S. in accounting from the University of Hartford, and is also a Certified Public Accountant. Mr. Dodge is 33 years old.

Family Relationships

There are no family relationships between any of our directors, executive officers or person nominated or chosen to become a director or executive officer.

Involvement in Certain Legal Proceedings

There are no material proceedings in which our director or executive officer, or any associate of any such director or executive officer is a party adverse to our company or our subsidiaries or has a material interest adverse to our company or any of our subsidiaries.

None of our directors or person nominated to become a director or executive officer have been involved in any of the following events during the past five years:

•	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•
been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a United States federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended July 31, 2008, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Required Forms
David Dodge	1	1	1 (1)

(1)
This individual was appointed as the Company’s Chief Financial Officer on April 9, 2008.  A Form 3 has not been filed.  The individual does not hold any shares, stock options, stock warrants, or other stock rights.

Our insider reports are also filed in Canada on its SEDI (system for electronic disclosure by insiders) at <www.sedi.ca>, however, we are not in a position to comment on the accuracy or completeness of such filings.

CORPORATE GOVERNANCE

Board and Committee Meetings

Our Board of Directors did not hold any formal meetings during the year ended July 31, 2008.  All proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors.  Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the British Columbia Business Corporations Act and our articles, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

During the year ended July 31, 2008, each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he was a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period on which he served.

We do not have a policy with regard to board members’ attendance at annual meeting.  One of our directors, Dave Warkentin, attended our previous annual meeting.

Board Facilitation of Independent Supervision over Management

Our Board of Directors facilitates its exercise of independent supervision over management by carefully examining issues and consulting with outside counsel and other advisors in appropriate circumstances. Our Board of Directors requires management to provide complete and accurate information with respect to our activities and to provide relevant information concerning the industry in which we operate in order to identify and manage risks. Our Board of Directors holds periodic board meetings to discuss our operations.

Independent Directors

William Cronin and Martin Gannon are independent directors. David Warkentin is not an independent director because he was our President and Chief Executive Officer from October 20, 2006 to December 11, 2008, and is currently paid fees as an independent contractor. George O’Leary is not independent because he is paid fees as a consultant. We used the definitions of independence under National Instrument 58-101 and Rule 4200(a)(15) of the NASDAQ Marketplace Rules in order to determine whether each director is independent.

Directorship

The following directors are also directors of the following other reporting issuers (or the equivalent in another jurisdiction):

Name of Director of the Company	Names of Other Reporting Issuers
George O’Leary	NS8 Corp. NeoMedia Technologies, Inc. NeoGenomics, Inc. Isonics Corporation Futuremedia PLC.

Orientation and Continuing Education

Due to the size of our Board of Directors, our Board of Directors does not have a formal process of orientation or education program for the new members of our Board of Directors. However, any new directors will be given the opportunity to (a) familiarize themselves with our company, the current directors and members of management; (b) review copies of recently publicly filed documents of our company, technical reports and our internal financial information; (c) have access to technical experts and consultants; and (d) review a summary of significant corporate and securities legislation. Due to our small size, our Board of Directors does not provide continuing education for directors. Board meetings may also include presentations by our management and consultants to give the directors additional insight into our business.

Ethical Business Conduct

Our Board of Directors has adopted a Code of Ethics that applies to our Chief Executive Officer and Chief Financial Officer, as well as other members of our senior management and senior financial team.  Such Code of Ethics complies with the requirements of the Sarbanes Oxley Act of 2002 and the rules thereunder for codes of ethics applicable to such officers.  Our Board of Directors will continue to evaluate its role and responsibilities with respect to new legislative and other requirements of the SEC.

Code of Ethics

Effective October 3, 2003, our Board of Directors adopted a Code of Business Conduct and Ethics and Compliance Program that applies to, among other persons, our company's President and Chief Executive Officer (being our principal executive officer), our company's Chief Financial Officer (being our principal financial and accounting officer and controller), as well as persons performing similar functions.  As adopted, our Code of Business Conduct and Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

1.	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.
full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us;

3.	compliance with applicable governmental laws, rules and regulations;

4.	the prompt internal reporting of violations of the Code of Business Conduct and Ethics to an appropriate person or persons identified in the Code of Business Conduct and Ethics; and

5.	accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics requires, among other things, that all of our company's personnel shall be accorded full access to our Chief Financial Officer with respect to any matter which may arise relating to the Code of Business Conduct and Ethics.  Further, all of our company's personnel are to be accorded full access to our Audit Committee if any such matter involves an alleged breach of the Code of Business Conduct and Ethics by the Chief Financial Officer or by any person who would be considered an "insider" for the purposes of our Insider Trading Compliance Policy by virtue of such person's relationship to the Chief Financial Officer.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal, provincial and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our Chief Financial Officer. If the incident involves an alleged breach of the Code of Business Conduct and Ethics by the Chief Financial Officer, the incident must be reported to any member of our company's Audit Committee. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our company's Code of Business Conduct and Ethics by another.

A copy of our Code of Business Conduct and Ethics was filed with the Securities and Exchange Commission as an exhibit to our Annual Report on Form 10-KSB on October 16, 2003. We will also provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request. Requests can be sent to SmarTire Systems Inc., 5781 Lee Blvd., Suite 208, Box 243, Lehigh Acres, FL 33971, or via e-mail at info@smartire.com.

Director Nominations

We have no standing nominating committee or committee performing similar functions. Our Board of Directors believes that it is not necessary to have nominating committee because the functions of such committee are adequately performed by our Board of Directors.

There is no formal process for identifying new candidates. The process of identifying and evaluating candidates for board nomination sometimes begins with individual directors or management soliciting professional firms with whom we have an existing business relationship, such as law firms, accounting firms or financial advisory firms, for suitable candidates to serve as directors. It is followed by our Board of Directors’ review of the candidates’ resumes and interview of candidates. Based on the information gathered, our Board of Directors then makes a decision on whether to recommend the candidates as nominees for directors. There are no specific, minimum qualifications that our Board of Directors believes must be met by a candidate recommended by our Board of Directors. Each director participates in the consideration of director nominees.  We do not have any policy with regard to the consideration of any director candidates recommended by our shareholders.

Compensation

We have the compensation committee that is comprised of William Cronin, Martin Gannon and George O’Leary. Our compensation committee is responsible for investigating and recommending to our Board of Directors appropriate levels and types of compensation for our directors, officers and employees. Base salaries are reviewed annually. Consideration of salary adjustments, if any, is based on competitive market data of a relevant peer group of companies and individual performance.  Our compensation committee reviews and approves all salary adjustments as recommended by senior management.

Our compensation committee does not have a charter.

To determine the appropriate level of compensation for the directors and our Chief Executive Officer, our management provides our Board of Directors with recommendations based on numerous factors such as competitive market data.  Our Board of Directors approves compensation levels for the directors and Chief Executive Officer.

During the year ended July 31, 2008, our compensation committee did not meet or act by written resolution.

Other Board Committees

We do not have standing committees other than our audit committee and compensation committee.

Assessment

Our Board of Directors has no specific procedures for regularly assessing the effectiveness and contribution of our Board of Directors, its committees, or individual directors. As our Board of Directors is relatively small, it is expected that a significant lack of performance on the part of a committee or individual director would become readily apparent, and could be dealt with on a case-by-case basis. With respect to our Board of Directors as a whole, our Board of Directors monitors its performance on an ongoing basis, and as part of that process considers the overall performance of our company and input from our shareholders.

Communications with the Board of Directors

The company does not have a process for shareholders to send communications to the board of directors. Due to the large number of shareholders and limited administrative resources resulting from insufficient funding, we are not able to maintain such a process.

PROPOSAL 5

APPOINTMENT OF AUDITORS

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted to appoint BDO Dunwoody LLP, Chartered Accountants, of Vancouver, British Columbia, as our auditors for the fiscal year ending July 31, 2009 and to authorize our directors to fix the remuneration to be paid to the auditors. BDO Dunwoody LLP was first appointed as auditor for our company on July 28, 2006.

Shares of our common stock represented by proxies which are marked “Abstain” with respect to the appointment of the auditor will be counted for determination of a quorum, but will not be counted as either an affirmative vote for or a negative vote against such appointment.

Our Board of Directors recommends a vote FOR the appointment of BDO Dunwoody LLP, Chartered Accountants, of Vancouver, British Columbia, as our auditors for the fiscal year ending July 31, 2009 and the authorization of our directors to fix the remuneration to be paid to the auditors.

Representatives of BDO Dunwoody LLP will not be present at the meeting to respond to shareholders’ questions. However, we will provide contact information for BDO Dunwoody LLP to any shareholders who would like to contact the firm with questions.

Audit Committee

We have an Audit Committee that is comprised of William Cronin, Martin Gannon and George O’Leary.  This committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of our annual audit and the adequacy of our accounting, financial, and operating controls; to recommend annually to the Board of Directors the selection of the independent auditor; to consider proposals made by the independent auditor for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters.

The Board of Directors has determined that each member of the audit committee is financially literate, that the audit committee has at least one member who is an “audit committee financial expert,” as defined by the Securities and Exchange Commission, and that Martin Gannon is an “audit committee financial expert.”  Mr. Cronin and Mr. Gannon are independent as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

During our year ended July 31, 2008, our Audit Committee held four meetings.  Other business of the Audit Committee was conducted by resolutions consented to in writing by all members of the Audit Committee and filed with the minutes of the proceedings of the Audit Committee.

Report of the Audit Committee

The following is the Report of the Audit Committee.  For the year ended July 31, 2008, the Audit Committee has:

1.	reviewed and discussed the audited consolidated financial statements with the company’s management;

2.
discussed with the independent accountants the matters described in Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants;

3.
received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants its independence; and

4.
recommended to the Board of Directors that the audited financial statements be included in our company's annual report on Form 10-KSB for the period ended July 31, 2008, based on the review and discussions referred to above.

Mr. William Cronin
Mr. Martin Gannon
Mr. George O’Leary

Audit Committee Charter

The full text of our audit committee’s charter, which is adopted by our Board of Directors is disclosed as Appendix C to this Proxy Statement and Information Circular.

Composition of the Audit Committee

Our audit committee is comprised of William Cronin, Martin Gannon, and George O’Leary. William Cronin and Martin Gannon are independent, while George O’Leary is not independent.

Our Board of Directors has determined that each member of our audit committee is financially literate. Our Board of Directors has determined that Martin Gannon qualifies as an "audit committee financial expert" as such term is defined by Regulation S-K of the Securities Exchange Act of 1934, as amended.

Reliance on Certain Exemptions

Since the commencement of our most recently completed fiscal year, we have not relied on the exemptions contained in sections 2.4 or 8 of National Instrument 52-110.  Section 2.4 (De Minimis Non-audit Services) provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditors, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditors in the fiscal year in which the non-audit services were provided.  Section 8 (Exemptions) permits a company to apply to a securities regulatory authority for an exemption from the requirements of National Instrument 52-110 in whole or in part.

External Auditor Service Fees

The aggregate fees billed or expected to be billed for the most recently completed fiscal years ended July 31, 2008 and 2007 for professional services rendered by BDO Dunwoody LLP, for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-QSB or services that are normally provided by BDO Dunwoody LLP, in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

Nature of service	Fiscal year	Fiscal year
	2008	2007
Audit fees (1)	$ 205,504	$223,131
Audit related fees	-	-
Tax fees	-	-
All other fees	-	-

(1)
These are fees for professional services performed by BDO Dunwoody LLP for the audit of our annual financial statements and reviewing our quarterly financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements.

Pre-Approval Policies

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before our auditors are engaged by the Company or its subsidiaries to render any auditing or permitted non-audit related service, the engagement be:

•	approved by the Company's audit committee; or

•
entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

The audit committee has pre-approved all services provided by the Company's independent auditor, has considered the nature and amount of the fees billed by our auditor, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining our auditors’ independence. The process the audit committee follows in pre-approving audit and non-audit services to be provided by the auditor in order to ensure independence of the auditor are as follows:

(1)
Annually the auditor provides the audit committee with a list of the audit-related and non-audit services that are anticipated to be provided during the year for pre-approval. The audit committee reviews the services with the auditor and management considering whether the provision of the services is compatible with maintaining the auditor's independence.

(2)	Upon pre-approval of the services on the initial list, management may engage the auditor for specific engagements that are within the definition of the pre-approved services.

(3)
The audit committee delegates approval authority to the Chair of the audit committee for requests for services not previously presented to the audit committee for pre-approval. Any services approved by the Chair are reported to the full audit committee at the next meeting.

(4)
A final detailed review of all public accounting services and fee amounts is performed by the audit committee prior to the audit opinion being issued at year end. At that time, the auditor provides the audit committee with the annual independence letter and the form and content of fees disclosure for the Company's annual report.

Exemption

We are relying on the exemption provided by section 6.1 of National Instrument 52-110 which provides that our company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of National Instrument 52-110.

SUMMARY OF EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the fiscal year ended July 31, 2008; and

(c)
up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the fiscal year ended July 31, 2008, who we will collectively refer to as our named executive officers, of our company for the fiscal years ended July 31, 2008 and 2007, are set out in the following summary compensation table:

Summary Compensation (1)
Name and Principal Position	Year	Salary	Bonus	Option awards (2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compen- sation (3)	Total ($)

Dave Warkentin, Principal	2008	$211,382	-	$16,058	-	-	-	$227,440
Executive Officer (4)	2007	$176,117	-	$115,201	-	-	$13,324	$304,642

Shawn Lammers, Vice	2008	$157,812	-	$7,877	-	-	-	$165,689
President, Engineering	2007	$139,601	-	$21,815	-	-	-	$161,416

Greg Tooke, Vice President,	2008	$117,443	-	$13,602	-	-	-	$131,045
Product & Supply Chain	2007	$112,350	-	$21,880	-	-	-	$134,230

(1)
The average of the closing foreign exchange rates for the years ended July 31, 2008 and 2007, as calculated by using the reported daily rates posted by the Federal Reserve Bank of New York, was CDN$1.007 to every US$1.00, and CDN$1.1258 to every US$1.00, respectively. For the purposes of this table, executive compensation paid in Canadian currency to the Named Executive Officers has been converted into United States currency at these rates.

(2)	Represents stock based compensation expense recognized in the financial statements in accordance with FAS 123(R)

(3)
The value of perquisites and other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus is not reported herein.   Amounts paid to Dave Warkentin in 2007 represent sales commissions earned while Mr. Warkentin was in the position of Vice-President of Sales and Marketing.

(4)	On December 11, 2008, in connection with the Asset Sale, David Warkentin resigned as Chief Executive Officer of the Company. He retains his position on the Company’s board of directors.

LONG TERM INCENTIVE PLAN AWARDS

A long term incentive plan is “a plan providing compensation intended to motivate performance over a period greater than one financial year” and does not include option or stock appreciation rights plans or plans for compensation through shares or units that are subject to restrictions on resale.  The company awarded no long term incentive plans to any Named Executive Officer during the fiscal year ended July 31, 2008.

STOCK APPRECIATION RIGHTS

A stock appreciation right (“SAR”) is a right to receive a payment of cash or an issue or transfer of shares based wholly or in part on changes in the trading price of our company’s common shares.  No SARs were granted to, or exercised by, any named executive officer or any directors during the fiscal year ended July 31, 2008.

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

No share options were granted to the Named Executive Officers during the financial year ended July 31, 2008 and no share options were exercised by the Named Executive Officers during the financial year ended July 31, 2008.  There were no unexercised in-the-money options outstanding as of July 31, 2008.

No share options were repriced on behalf of the Named Executive Officers during the financial year ended July 31, 2008.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

No management functions of our company are performed to any substantial degree by a person other than our directors or senior officers.

On May 15, 2009, we entered into an independent contractor agreement with David Warkentin, a member of our board of directors and our former President and Chief Executive Officer, pursuant to which Mr. Warkentin will manage the licensing of patent rights retained by the Company after the Asset Sale.  Mr. Warkentin’s compensation pursuant to the agreement is $3,000 per month plus 5% of any proceeds realized by the Company from any patent litigation efforts that have been initiated prior to the termination of the agreement. The agreement may be terminated at any time by either party with 30 days’ written notice.

On January 23, 2007, we entered into a consulting agreement with SKS Consulting of South Florida Corp. (“SKS”). George O’Leary, a member of our Board of Directors, is the president of SKS.  The agreement was effective for the period from January 1, 2007 through December 31, 2007.  In consideration for the services rendered by SKS to us throughout the term of the engagement, we paid SKS daily remuneration of $1,000 per day cash for work performed, plus 100,000 shares per month at the end of each month for the period January 1, 2007 through December 31, 2007, and 100,000 warrants per month exercisable into common shares of at $0.03 per warrant.  SKS also earned 200,000 warrants with an exercise price of $0.06 per share for meeting performance milestones in connection with organizational restructuring and securing financing.

Effective August 1, 1999, our Board of Directors approved a new management agreement with Shawn Lammers, which calls for payment of a base salary of CDN$120,000 (approximately $120,000) per annum subject to increase from time to time, plus incentive compensation as determined by our incentive compensation plan. Effective January, 1, 2006, Mr. Lammers' salary was increased to CDN$155,496 (approximately $155,496) per annum. Our incentive compensation plan expired on July 31, 2002. The agreement with Mr. Lammers requires us to pay a termination allowance in the event of the termination of Mr. Lammers' employment other than for just cause. The termination allowance is equal to the annual salary.  On February 3, 2005 we amended Mr. Lammers' management agreement whereby in the event that the employment of Mr. Lammers is terminated within 12 months of an acquisition, hostile takeover or merger, and the termination is without cause, we, at our option, will either (i) pay upon termination an amount equal to the salary payable to Mr. Lammers of one year from the date of termination plus one month for each year of employment up to a maximum of two years or (ii) pay upon termination an amount equal to Mr. Lammers’ annual salary in effect on the termination date.

Effective August 8, 2005, our Board of Directors approved a management agreement with David Warkentin which calls for payment of a base salary of CDN$130,000 (approximately $130,000) per annum plus quarterly commissions ranging from 5% to 100% of the base salary amount if certain predetermined performance criteria are met.  Effective April 24, 2006, Mr. Warkentin’s base salary was increased to CDN$150,000 (approximately $150,000) per annum. Effective October 20, 2006, Mr. Warkentin’s base salary was increased to CDN$210,000 (approximately $210,000) per annum. Mr. Warkentin’s new management agreement dated as of October 20, 2006, calls for payment of a base salary of CDN$210,000 (approximately $210,000) per annum subject to increase from time to time.  In the event of Mr. Warkentin’s termination for any reason other than for just cause after twelve months after the effective date of the management agreement, but within twenty-four months of the effective date of the management agreement, we must either continue to pay Mr. Warkentin’s salary and provide the benefits until nine months from the date of termination or pay nine months’ salary in lieu of notice.  In the event of termination for any reason other than for just cause twenty-four months after the effective date of the management agreement, we must either continue to pay Mr. Warkentin’s salary and provide the benefits until twelve months from the date of termination or pay twelve months’ salary in lieu of notice.  Any stock options that have been granted but that have not yet vested shall immediately terminate, and vested options may be exercised for a period of 30 days only after the final payment.  Notwithstanding anything else in the management agreement, in the event that Mr. Warkentin’s employment is terminated within eighteen months of an acquisition, a hostile takeover or a merger and the termination is without cause, we must either continue to pay the salary under the management agreement and provide benefits until the termination date or pay upon termination an amount equal to the salary payable to the termination date in lieu of notice.  Any stock options that have been granted but that have not yet vested shall immediately vest at the date of the final payment of termination amounts, and may be exercised for a period of 30 days after the final payment.

On April 4, 2008 the Company named David A. Dodge as its Interim Chief Financial Officer.  Mr. Dodge operates pursuant to a consulting agreement and is paid for time incurred.  On the same date, Jeff Finkelstein, former Chief Financial Officer, resigned from the Company for personal reasons.  Mr. Finkelstein did not have any disagreement with our company or any matter relating to our operations, policies or practices.

On December 11, 2008, in connection with the sale of the Company’s tire pressure monitoring system business and related assets to Bendix CVS Canada Inc., David Warkentin ended his service as Chief Executive Officer of the Company.  Mr. Warkentin will remain as a director of the Company.  Mr. Warkentin did not have any disagreement with the Company or any matter relating to the Company’s operations, policies or practices. The Company does not currently have a Chief Executive Officer.  In connection with the termination of employment, the Company made payments to Mr. Warkentin totaling CDN $217,466 (approximately $172,400) for severance obligations pursuant to his employment contract and Canadian employment law.

On December 19, 2008, Xentenial Holdings Limited, a wholly owned subsidiary of YA Global Investments LP, converted face value in the aggregate amount of $1,065,236 of various secured convertible debentures issued by the Company into a total of 13,315,450,000 of the Company’s common shares as follows:

	Face	Accrued	Total	Shares
	Value	Interest	Amount	Issued Upon
Debenture Issuance Date	Converted	Converted	Converted	Conversion
January 17, 2008	$392,000	$43,303	$435,303	5,441,287,500
February 20, 2008	$74,000	$7,347	$81,347	1,016,837,500
June 20, 2008	$269,000	$16,007	$285,007	3,562,587,500
August 1, 2008	$152,500	$6,969	$159,469	1,993,362,500
August 15, 2008	$100,000	$4,110	$104,110	1,301,375,000
	$987,500	$77,736	$1,065,236	13,315,450,000

After the conversion, the Company had 19,342,461,198 common shares outstanding, of which Xentenial Holdings Limited was the holder of 13,315,450,000, or 68.8%, of the Company’s total outstanding common shares.  Upon completion of the conversion, a change in control of the Company occurred.  The conversion was executed pursuant to the terms of a Voting Arrangement Agreement dated December 4, 2008 completed in connection with the Asset Sale, under which YA Global Investments LP or its affiliated companies were required to convert into a number of shares sufficient to guarantee approval of the Asset Sale by the Company’s shareholders.

After the conversion, YA Global Investments LP and its affiliated companies hold secured convertible debentures with face value and accrued interest totaling $22 million, the majority of which are convertible into the Company’s common shares at a discount to the market price of the Company’s common shares at the time of conversion.   All of the debentures held by YA Global Investments LP and its affiliates are currently in default and callable by YA Global Investments LP.

Other than as discussed above, we have no plans or arrangements in respect of remuneration received or that may be received by named executive officers in fiscal 2009 to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $100,000 per named executive officer.

OUTSTANDING EQUITY AWARDS TO EXECUTIVE OFFICERS

The following table provides details of the outstanding equity awards for each executive officer at the end of fiscal 2008.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Dave Warkentin	2,000,000	-	-	$0.035	8/10/2010	-	-	-	-
Principal Executive	550,000	-	-	$0.035	12/29/2010	-	-	-	-
Officer	550,000	-	-	$0.070	12/29/2010	-	-	-	-
	500,000	-	-	$0.035	5/29/2011	-	-	-	-
		-	-			-	-	-	-
Shawn Lammers	332,600	-	-	$0.200	8/12/2008	-	-	-	-
Vice President,	3,000,000	-	-	$0.030	12/19/2009	-	-	-	-
Engineering	550,000	-	-	$0.035	12/29/2010	-	-	-	-
	550,000	-	-	$0.070	12/29/2010	-	-	-	-
		-	-			-	-	-	-
Greg Tooke	118,800	-	-	$0.200	8/12/2008	-	-	-	-
Vice President,	740,000	-	-	$0.030	1/18/2010	-	-	-	-
Product and	150,000	-	-	$0.035	12/29/2010	-	-	-	-
Supply Chain	150,000	-	-	$0.070	12/29/2010	-	-	-	-
	400,000	-	-	$0.035	5/29/2011	-	-	-	-
	300,000	-	-	$0.070	5/29/2011	-	-	-	-

OTHER COMPENSATION PLANS APPLICABLE TO DIRECTORS AND EXECUTIVE OFFICERS

Directors and executive officers have received from time to time incentive stock options to purchase Common Shares as awarded by the Board of Directors in consultation with the Compensation Committee.

Effective November 2, 2004 the Company revised its formal directors' compensation policy whereby directors are compensated for all meetings that they attend in person at the rate of $1,500 per day, which includes travel time to and from each meeting, and for all meetings that they participate by teleconference or other electronic means at the rate of $500 per day. Effective July 26, 2007 the Directors agreed to revise the daily meeting compensation rate to $1,000 per day.

Directors who participate in a meeting of any committee of the Board of Directors are entitled to compensation at the rate of $500 per day for attendance in person, and at the rate of $300 per day for participation by teleconference or other electronic means. Such fees are payable only if the meeting of the Board or of a committee of the Board, as the case may be, is more than one-half hour in duration. Directors are also entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors.

Effective March 27, 2006 the Company supplemented its formal directors' compensation policy whereby effective for fiscal 2006 year, non-employee directors are paid $35,000 as a base retainer, $5,000 for acting as a member of a committee, $10,000 for acting as the chair of a committee, $15,000 for acting as the chair of the audit committee and $50,000 for acting as the chairman of the Board of Directors. On July 23, 2007, the directors agreed to reduce their annual retainer to $4,000 per month, effective May 1, 2007, of which $2,500 will be paid in shares and $1,500 would be paid in cash.

The Company's Board of Directors may award special remuneration to any director undertaking any extraordinary services on behalf of the Company other than services ordinarily required of a director. Other than as indicated below, no director received and/or accrued any compensation for his services as a director, including committee participation and/or extraordinary assignments.

On January 23, 2007, we entered into a consulting agreement with SKS Consulting of South Florida Corp. (“SKS”). George O’Leary, a member of our Board of Directors, is the president of SKS.  The agreement was effective for the period from January 1, 2007 through December 31, 2007.  In consideration for the services rendered by SKS to us throughout the term of the engagement, we paid SKS daily remuneration of $1,000 per day cash for work performed, plus 100,000 shares per month at the end of each month for the period January 1, 2007 through December 31, 2007, and 100,000 warrants per month exercisable into common shares of at $0.03 per warrant.  SKS also earned 200,000 warrants with an exercise price of $0.06 per share for meeting performance milestones in connection with organizational restructuring and securing financing.

There are no arrangements or plans in which the Company provides pension, retirement or similar benefits for directors or executive officers.

For the fiscal year ended July 31, 2008 the directors were paid as follows:

Name	Fees earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Bill Cronin	$ 48,900	-	-	-	-	-	$ 48,900	(1)
Martin Gannon	48,900	-	-	-	-	-	48,900	(2)
George O'Leary	48,900	-	-	-	-	45,059	93,959	(3)
Dave Warkentin	-	-	-	-	-	-	-

	$ 146,700	$ -	$ -	$ -	$ -	$ 45,059	$ 191,759

(1)	$17,700 paid in fiscal 2008; $134,542 owed at July 31, 2008. At July 31, 2008, Mr. Cronin held 87,246 common shares of our company and options to purchase 2,773,750 common shares of our company.

(2)	$7,700 paid in fiscal 2008; $115,833 owed at July 31, 2008. At July 31, 2008, Mr. Gannon held 9,900 common shares of our company and options to purchase 2,650,050 common shares of our company.

(3)
$7,400 paid in fiscal 2008; $55,000 owed at July 31, 2008 related to board service.  Other compensation includes amounts paid to SKS Consulting of South Florida, Inc., of which Mr. O'Leary is President, for consulting services rendered.  During the year ended July 31, 2008 SKS Consulting of South Florida, Inc. earned the following fees for services: (i) $68,673 cash fees, of which $40,442 was paid during the fiscal year; (ii) 600,000 common shares valued at $2,710; and (iii) 500,000 warrants with an exercise price of $0.03 per share with an aggregate value of $1,907.  Shares and warrants are accounted for under the provisions of SFAS 123(R), which requires recognition of the fair value of equity-based compensation. The fair value of warrants was estimated using a Black-Scholes option valuation model. This methodology requires the use of subjective assumptions in implementing SFAS 123(R), including expected stock price volatility and the estimated life of each award. At July 31, 2008, Mr. O’Leary and SKS Consulting of South Florida Corp. held 1,400,000 common shares of our company and warrants to purchase 2,773,750 common shares of our company.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

We have adopted 13 formal stock incentive plans, two of which were approved by our shareholders at our 1998 Annual General Meeting, two of which were approved at our 2000 Annual General Meeting, two of which were adopted at our 2002 Annual General Meeting, two of which were adopted by our Board of Directors on August 11, 2003, one of which was adopted by our Board of Directors on December 17, 2004, one of which was approved by our shareholders at our 2004 Annual General Meeting, one of which was approved by our shareholders at our 2005 Annual General Meeting, one of which was adopted by our Board of Directors on December 8, 2005 and one of which was approved by our shareholders at our 2006 Annual General Meeting.

Seven of these stock incentive plans provide for awards to eligible employees of our company or of any related entity who are resident in the United States and/or subject to taxation in the United States; the other six stock incentive plans provide for awards to all other eligible employees of our company or of any related entity.

To date, we have granted to directors, officers, employees and consultants incentive stock options to purchase shares of our common stock subject to and in accordance with the prevailing policies of the stock exchange on which our shares were then listed. Options are granted based on the assessment by our Board of Directors and/or compensation committee of the optionee's past and present contributions to our success. These options are not transferable and are exercisable from the date granted until the earliest of (i) such number of years (up to 10 years) from the date of the grant, or (ii) such number of days following the death of the optionee as is specified in each optionee's option agreement.

The following table sets out equity compensation plan information as of July 31, 2008:

Equity Compensation Plan Information
			Number of Securities
	Number of Securities to be		Remaining Available for
	Issued Upon Exercise of	Weighted-Average Exercise	Future Issuance Under
	Outstanding Options,	Price of Outstanding	Equity Compensation Plans
	Warrants and Rights	Options, Warrants and	(Excluding Securities
		Rights	Reflected in Column (a))

Plan Category	(a)	(b)	(c)
Equity compensation plans	6,759,800	$0.079	14,364,196
approved by
securityholders

Equity compensation plans	574,664,802	$0.031	33,136,713
not approved by
securityholders

Total	581,424,602	$0.031	47,500,909

Equity compensation plans not approved by security holders consists of 557,375,000 warrants and 24,049,602 stock options granted under the plans not approved by security holders. The options currently outstanding under the “2005 US Stock Incentive Plan” and the “2005 Stock Incentive Plan” vest over two years, except options granted to directors, which vest immediately. The options currently outstanding under the "2003 and 2004 US Stock Incentive Plan" and the "2003 and 2004 Stock Incentive Plan" generally vest immediately. The options currently outstanding under the "2000 and 2002 Stock Incentive Plan" have vested as at July 31, 2008. The exercise price of each option is generally based on the fair value of the common stock at the date of grant. These options have a five year term.

INDEBTEDNESS TO COMPANY OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

None of our directors, executive officers or nominees for a seat on the Board of Directors, nor any of their associates, is indebted to our company nor have any of these persons been indebted to our company since the beginning of our most recently completed financial year (August 1, 2007).  Further, we have not guaranteed or made any similar arrangement in respect of any debt owed by any of these persons, if any, to a third party.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement and Information Circular, no director or executive officer of our company who has been a director or executive officer since the beginning of our last fiscal year, proposed nominee for election as a director of our company, or associate or affiliates of any such directors, officers or nominees, has any material interest, direct or indirect, by way of beneficial ownership of our common shares or otherwise, in any matter to be acted upon at the meeting other than the election of directors or the appointment of the auditors.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Except as disclosed herein, no director, executive officer, proposed nominee for election as a director of our company, shareholder holding at least 5% of our issued and outstanding common shares, or any family member thereof or any associate or affiliate of any of the foregoing persons, has had any material interest, direct or indirect, in any transaction, or proposed transaction since the end of the year ended July 31, 2006, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last two completed fiscal years, or which has materially affected or would materially affect our company or any of our subsidiaries.

On January 23, 2007, we entered into a consulting agreement with SKS Consulting of South Florida Corp. (“SKS”). George O’Leary, a member of our Board of Directors, is the president of SKS.  The agreement was effective for the period from January 1, 2007 through December 31, 2007.  In consideration for the services rendered by SKS to us throughout the term of the engagement, we paid SKS daily remuneration of $1,000 per day cash for work performed, plus equity-based consideration.  During the year ended July 31, 2008, the Company issued 600,000 shares (2007 - 600,000) of its common stock and 500,000 warrants (2007 - 900,000) to SKS as consideration under the consulting agreement.  The fair value of the common stock of $2,710 (2007 - $13,625) and the fair value of the warrants in the amount of $1,907 (2007 - $18,742) were charged to administration expense.

The services of Mr. George O’Leary, a director, are provided pursuant to a consulting agreement dated January 23, 2007. For further detail concerning Mr. O’Leary’s consulting agreement, please refer to the section of this Proxy Statement and Information Circular entitled “Employment Contracts and Termination of Employment and Change in Control Arrangements” above.

The services of our executive officers are provided pursuant to various management agreements. For further detail concerning this management agreement, please refer to the section of this Proxy Statement and Information Circular entitled “Employment Contracts and Termination of Employment and Change in Control Arrangements” above.

On April 4, 2008 the Company named David A. Dodge as its Interim Chief Financial Officer.  Mr. Dodge operates pursuant to a consulting agreement and is paid for time incurred.  On the same date, Jeff Finkelstein, former Chief Financial Officer, resigned from the Company for personal reasons.  Mr. Finkelstein did not have any disagreement with our company or any matter relating to our operations, policies or practices.

On December 11, 2008, in connection with the sale of the Company’s tire pressure monitoring system business and related assets to Bendix CVS Canada Inc., David Warkentin ended his service as Chief Executive Officer of the Company.  Mr. Warkentin will remain as a director of the Company.  Mr. Warkentin did not have any disagreement with the Company or any matter relating to the Company’s operations, policies or practices. The Company does not currently have a Chief Executive Officer.  In connection with the termination of employment, the Company made payments to Mr. Warkentin totaling CDN $217,466 (approximately $172,400) for severance obligations pursuant to his employment contract and Canadian employment law.

On December 19, 2008, Xentenial Holdings Limited, a wholly owned subsidiary of YA Global Investments LP, converted face value in the aggregate amount of $1,065,236 of various secured convertible debentures issued by the Company into a total of 13,315,450,000 of the Company’s common shares. After the conversion, the Company had 19,342,461,198 common shares outstanding, of which Xentenial Holdings Limited was the holder of 13,315,450,000, or 68.8%, of the Company’s total outstanding common shares.  Upon completion of the conversion, a change in control of the Company occurred.  The conversion was executed pursuant to the terms of a Voting Arrangement Agreement dated December 4, 2008 completed in connection with the Asset Sale, under which YA Global Investments LP or its affiliated companies were required to convert into a number of shares sufficient to guarantee approval of the Asset Sale by the Company’s shareholders.

After the conversion, YA Global Investments LP and its affiliated companies hold secured convertible debentures with face value and accrued interest totaling $22 million, the majority of which are convertible into the Company’s common shares at a discount to the market price of the Company’s common shares at the time of conversion.   All of the debentures held by YA Global Investments LP and its affiliates are currently in default and callable by YA Global Investments LP.

On May 15, 2009, we entered into an independent contractor agreement with David Warkentin, a member of our board of directors and our former President and Chief Executive Officer, pursuant to which Mr. Warkentin will manage the licensing of patent rights retained by the Company after the Asset Sale.  Mr. Warkentin’s compensation pursuant to the agreement is $3,000 per month plus 5% of any proceeds realized by the Company from any patent litigation efforts that have been initiated prior to the termination of the agreement. The agreement may be terminated at any time by either party with 30 days’ written notice.

The promoters of our company are its directors and officers.

Policies and Procedures with Respect to Transactions with Related Persons

It has been a policy of our Board of Directors to approve any transaction with related persons.

Also under our Code of Business Conduct and Ethics and Compliance Program adopted by our Board of Directors on October 3, 2003, directors, officers and employees of our company are expected to make decisions and take actions based on the best interests of our company, as a whole, and not based on personal relationships or benefits. Generally, a "conflict of interest" is an activity that is inconsistent with or opposed to the best interest of our company or one which gives the appearance of impropriety. As conflicts of interest can compromise the ethical behavior of our personnel, they should be avoided.

Also employees should avoid any relationship which would create a conflict of interest. Employees are expected to disclose such relationships and conflicts to their immediate supervisors. Conflicts of interest involving those with whom we do business should also be disclosed in writing to such third parties. Any waivers of conflicts of interest must be approved by the Board of Directors or an appropriate committee.

Members of the Board of Directors are to disclose any conflicts of interest and potential conflicts of interest to the entire Board of Directors as well as the committees on which they serve. Directors are to excuse themselves from participation in any decision of the Board or a committee thereof in any matter in which there is a conflict of interest or potential conflict of interest.

All our directors, officers and employees and their family members must avoid any direct or indirect financial relationship with third parties with whom we have relationships which would involve a conflict of interest or a potential conflict of interest or compromise the individual's loyalty to our company. Written permission must be obtained from our Chief Financial Officer before any such individual commences an employment, business or consulting relationship with third parties with whom we have relationships; provided, however, if such individual is the Chief Financial Officer or any person who would be considered an "Insider" for the purposes of our Insider Trading Compliance Policy by virtue of such person's relationship to the Chief Financial Officer, written permission must be obtained from the Audit Committee.

All our directors, officers and employees may serve on the boards of directors of other profit-making organizations to the extent that such service will not interfere or conflict with their respective duties to our company. No officers and employees of our company may serve on the boards of directors of any business organization which is a competitor of our company, without the informed consent of our Board of Directors.

Individuals who serve as directors of other companies in the circumstances permitted hereunder may retain any compensation earned from that outside directorship unless otherwise specifically prohibited by our company. Unless otherwise specifically authorized by the Board of Directors, individuals may not receive any form of compensation (whether in the form of cash, stock or options) for service on a board of director of another business organization if such service is at the request of our company or in connection with the investment of our company in such business organization. All individuals must excuse themselves from any matters pertaining to our company and the business organization of which they are directors.

We reserve the right to request any individual to resign his or her position as a director of other business organizations if determined to be in the best interests of our company. We may terminate our relationship with any individual who does not comply with our request in this regard.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement and Information Circular, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual and Special Meeting of Shareholders that will come before the meeting.  Should any other matters arise requiring the vote of shareholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

AVAILABLE DOCUMENTS

Additional information relating to our company is available on the United States Securities and Exchange Commission’s website at www.sec.gov and on SEDAR at www.sedar.com. Shareholders may contact the Corporate Secretary of our company at our principal executive office at 5781 Lee Blvd., Suite 208, Box 243, Lehigh Acres, FL 33971 to request the copies of our annual report or quarterly report which includes our financial statements and MD&A, subject to (i) in the case of persons who do not hold our securities, the payment of a reasonable charge and (ii) in any event, that we may require payment of a reasonable charge for exhibits to our annual report or quarterly report.

Financial information is provided in our comparative financial statements and MD&A (which is included in our latest Annual Report on Form 10-KSB/A) for our most recently completed financial year.

Copies of any documents to be considered, approved, ratified, adopted or authorized, or signed or given effect at the meeting will be available for inspection by shareholders at our records office at 800 – 855 West Georgia Street, Vancouver, British Columbia, V6C 3H1, Canada, during normal business hours up to August 4, 2009, being the date of the meeting, and at the meeting.

We will provide, without charge, to each person to whom this Proxy Statement and Information Circular is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request a copy of any and all of the information that has been incorporated by reference (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Proxy Statement and Information Circular incorporates). Please contact the Corporate Secretary of our company at our principal executive office at 5781 Lee Blvd., Suite 208, Box 243, Lehigh Acres, FL 33971, or at (239) 691-1873, for such request.

ANNUAL REPORT

The Annual Report to our shareholders for the fiscal year ended July 31, 2008 is being mailed to the shareholders concurrently herewith, but such report (other than the financial statements included in the report) is not incorporated into this Proxy Statement and Information Circular and is not deemed to be part of the proxy solicitation materials.

HOUSEHOLDING OF PROXY MATERIAL

We are sending only one set of 2008 annual and special meeting materials to shareholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple packages. This practice, known as “householding” is intended to eliminate duplicate mailings, conserve natural resources and help us reduce our printing and mailing costs.

If you share an address with another shareholder and receive only one set of 2008 annual and special meeting materials and would like to request a separate set of 2008 annual and special meeting materials, please send your request to: 5781 Lee Blvd., Suite 208, Box 243, Lehigh Acres, FL 33971. We will deliver a separate set of these materials promptly upon receipt of your written request.

If you share an address with another shareholder and receive multiple sets of 2008 annual and special meeting materials and would like to request delivery of a single set of 2008 annual and special meeting materials, please send your request using the same method as set forth above.

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

All proposals of shareholders intended to be included in our proxy statement and information circular and form of proxy relating to the annual meeting of our shareholders for the year ending July 31, 2009 (the "2009 Annual Meeting") must be at our principal executive office not less than 120 calendar days before June 5, 2009. If we change the date of our next annual meeting of shareholders by more than 30 days from the date of the previous year’s annual meeting of shareholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

Shareholders may also submit a proposal to be considered at the 2009 Annual Meeting pursuant to section 188 of the Business Corporations Act which set forth specific requirements and limitations applicable to proposals at annual meetings of shareholders. Such proposal must be received at our registered office at least three months before the anniversary of the 2008 Annual Meeting.

With respect to business to be brought before the 2008 Annual Meeting to be held on August 4, 2009, we have not received any notices from shareholders that we were required to include in this Proxy Statement and Information Circular .

APPROVAL AND CERTIFICATE

The undersigned hereby certifies that the contents and the mailing of this Proxy Statement and Information Circular have been approved by the Board of Directors.

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

IT IS AN OFFENCE UNDER CERTAIN SECURITIES LEGISLATION FOR A PERSON OR COMPANY TO MAKE A STATEMENT IN A DOCUMENT REQUIRED TO BE FILED OR FURNISHED UNDER THE ACT OR THE REGULATIONS THAT, AT THE TIME AND IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH IT IS MADE, IS A MISREPRESENTATION.

Please return your proxy as soon as possible.  Unless a quorum, consisting of at least one twentieth of the outstanding shares entitled to vote, is represented at the meeting no business can be transacted.  Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed envelope.  Please act promptly to ensure that you will be represented at this important meeting.

DATED at Lehigh Acres, Florida, this 29th day of May, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ DAVID A. DODGE
DAVID A. DODGE
INTERIM CHIEF FINANCIAL OFFICER

APPENDIX A
Proxy
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF

SMARTIRE SYSTEMS INC.

TO BE HELD AT the offices of Clark, Wilson LLP, 7th Floor Boardroom, 885 West Georgia Street, Vancouver, British Columbia, Canada, V6C 3H1, ON , , 2009, AT 9:00 AM.

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, David Dodge, the Interim Chief Financial Officer of the Company, or in the place of the foregoing, (print the name), as proxyholder for and on behalf of the  Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE: ______________________________________

DATE SIGNED: ___________________________

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

1.
To consider and, if deemed advisable, pass a special resolution to ratify the sale of our Tire Pressure Monitoring business, along with substantially all of our assets, pursuant to an Asset Purchase Agreement entered into between us and Bendix CVS Canada Inc. on December 4, 2008
		_____	_____	_____
		For	Against	Abstain

2.
To consider and, if deemed advisable, pass a special resolution to change the name of Smartire Systems Inc. from Smartire Systems Inc. to TTC Technology Corp. or such other name as the directors of the Company may determine
		_____	_____	_____
		For	Against	Abstain

3.	To set the number of directors of the Company at three (3)	_____	_____	_____
		For	Against	Abstain

4.	Election of Directors
	To elect DAVID WARKENTIN as a Director	_____	_____	_____
	To elect GEORGE O’LEARY as a Director	_____	_____	_____
		For	Against	Abstain

5.	Appointment of BDO Dunwoody as auditor of the Company and authorization for the Directors to fix the remuneration to be paid to the auditor of the Company.	_____	_____	_____
		For	Against	Abstain
THIS PROXY MUST BE SIGNED AND DATED. SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.
This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.
If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Broadridge Financial Solutions, Inc.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)   appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder).  Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

      (b)   appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.
The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.
If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person.  To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of
"BROADRIDGE FINANCIAL SOLUTIONS, INC." no later than forty eight ("48") hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.
The mailing address of Broadridge Financial Solutions, Inc. is

Proxy Services, PO Box 9111, Farmingdale, NY 11735-9543.

Telephone voting can be completed at 1-800-690-6903

 Internet voting - http://www.proxyvote.com

APPENDIX B

BCBCA DISSENT PROVISIONS

Division 2 - Dissent Proceedings

Definitions and application

237           (1)         In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)
in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement, or

(c)
in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

 (2)         This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)	the court orders otherwise, or

(b)	in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238	(1)	A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a)	under section 260, in respect of a resolution to alter the articles to alter restrictions on the powers of the company or on the business it is permitted to carry on;

(b)	under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)	under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)	under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)	in respect of any other resolution, if dissent is authorized by the resolution;

(h)	in respect of any court order that permits dissent.

(2)                A shareholder wishing to dissent must

(a)	prepare a separate notice of dissent under section 242 for

(i)	shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)	identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)	dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3)                Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239	(1)	A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2)                A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)             provide to the company a separate waiver for

(i)	the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)             identify in each waiver the person on whose behalf the waiver is made.

(3)                If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)
any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)                If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240	(1)
If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2)                If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a statement advising of the right to send a notice of dissent.

(3)                If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)	a copy of the resolution,

(b)	a statement advising of the right to send a notice of dissent, and

(c)	if the resolution has passed, notification of that fact and the date on which it was passed.

(4)                Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241
If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)	a copy of the entered order, and

(b)	a statement advising of the right to send a notice of dissent. Notice of dissent

242	(1)	A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) must,

(a)
if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)	if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)       the date on which the shareholder learns that the resolution was passed, and

(ii)       the date on which the shareholder learns that the shareholder is entitled to dissent.

(2)                A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)	on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3)                A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4)                A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)	the name and address of the beneficial owner, and

(ii)	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5)                The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243           (1)                A company that receives a notice of dissent under section 242 from a dissenter must,

(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)       the date on which the company forms the intention to proceed, and

(ii)       the date on which the notice of dissent was received, or

(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

        (2)                A notice sent under subsection (1) (a) or (b) of this section must

(a)	be dated not earlier than the date on which the notice is sent,

(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)	advise the dissenter of the manner in which dissent is to be completed under section 244. Completion of dissent

244	(1)
A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)	the certificates, if any, representing the notice shares, and

(c)	if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

        (2)               The written statement referred to in subsection (1) (c) must

(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	that dissent is being exercised in respect of all of those other shares.

        (3)                After the dissenter has complied with subsection (1),

(a)	the dissenter is deemed to have sold to the company the notice shares, and

(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

        (4)                Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

        (5)                Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

        (6)                A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245	(1)	A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)	promptly pay that amount to the dissenter, or

(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

   (2)       A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)
determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)	make consequential orders and give directions it considers appropriate.

   (3)        Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)
pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

   (4)        If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)
the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)
if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5)	A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)	the company is insolvent, or

(b)	the payment would render the company insolvent. Loss of right to dissent

246           The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)	the resolution in respect of which the notice of dissent was sent does not pass;

(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)	the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)	the notice of dissent is withdrawn with the written consent of the company;

(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247           If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)
the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

APPENDIX C

SMARTIRE SYSTEMS INC.
(the “Company”)

AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of a majority of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The Audit Committee shall provide assistance to the Company's directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate internal controls and accounting, internal and financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Company.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries as required.

•
Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

•
Review with the independent auditors, and the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review Company policy statements to determine their adherence to the code of conduct.

•
Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

•
Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

•	Review accounting and financial human resources and succession planning within the Company.

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•
Review accounting practices and policies and any changes or proposed changes to such practices and policies to determine appropriateness, conformity to GAAP and compliance with the laws and regulations.

•	Review drafts of all financial statements and management discussion and analysis section of all regulatory filings before submission to the Board.

•	Review compliance with applicable laws, regulations and guidelines related to financial reporting.

•	Pre-approve all services provided by the Company's independent auditor.

APPENDIX D

PRO FORMA FINANCIAL INFORMATION

Notes to Unaudited Pro Forma Financial Statements

1.  Basis of Presentation

Summary of Transaction

On December 11, 2008, the Company completed the sale of its TPMS Business, along with substantially all of its assets and certain of its liabilities, to Bendix Commercial Vehicle Systems LLC.  The Company retains the right to receive future earn-out payments due pursuant to the Asset Sale, as well as to litigate certain of SmarTire’s tire pressure monitoring related patents.  The Company also retains certain operating liabilities and all of the convertible debt and convertible preferred stock that was outstanding prior to the Asset Sale.  The material terms of the Asset Sale were as follows:

•
The sale price was $2,500,000 cash at closing, plus an earn-out amount in each of the five years after closing based on a percentage of tire pressure monitoring system sales made or license fees received by the Buyer during that period, with a minimum earn-out of $500,000, of which $250,000 was due on March 1, 2009 (this payment has not been received as of the date of this filing but is expected to be received shortly thereafter), and $250,000 is payable by March 1, 2010.

•
The earn-out is based on future revenues generated by the Buyer from the TPMS Business, and any amounts earned by the Company above the minimum earn-out are payable to us from the Buyer on an annual basis for a period of five years.  Amounts due from the Buyer to us pursuant to the earn-out provision shall be equal to (a) 10% of sales of tire pressure monitoring products generated by the Buyer (net of returns, allowances, freight, and duties) between $2,000,000 and $10,000,000 in any given earn-out year, plus (b) 15% sales of tire pressure monitoring products generated by the Buyer (net of returns, allowances, freight, and duties) that exceeds $10,000,000 in any given earn-out year.  The first earn-out year begins on December 11, 2008 and ends on December 11, 2009.  New earn-out years thereafter begin on December 11, 2009 and for each year after until five full earn-out years have been completed.

•	The Company retains the right to license two of the tire pressure monitoring patents that we developed before the Asset Sale.

•
The Buyer did not acquire or assume our secured convertible debentures or convertible preferred stock, and as a result those obligations remain as an outstanding obligation of the Company. The Company also retained approximately $1.2 million in trade liabilities that were not transferred to the Buyer.

•
After the transaction, the Company’s business consists solely of attempting to license these patents, and collecting amounts due under the earn-out, and we have no full-time employees and three part-time consultants.

Presentation

The historical results of operations of the TPMS Business are included as continuing operations in the Company’s consolidated statement of operations for the years ended July 31, 2008, as reported on form 10-KSB, from August 1, 2007 through July 31, 2008.

The historical results of operations of the TPMS Business are included as continuing operations in the Company’s consolidated statement of operations for the years ended July 31, 2007, as reported on form 10-KSB, from August 1, 2006 through July 31, 2007.

The unaudited pro forma statement of operations for the year ended July 31, 2008 gives effect to the Asset Sale as if it had occurred as of August 1, 2007.

The unaudited pro forma statement of operations for the year ended July 31, 2007 gives effect to the Asset Sale as if it had occurred as of August 1, 2006.

Because the Company’s published historical income statement for the six months ended January 31, 2009 and 2008, as reported on form 10-Q,  reflects the results of the TPMS Business as discontinued operations for the entire six month periods ended January 31, 2009 and 2008, a pro forma statement of operations is not required to be presented for these periods.

The Asset Sale occurred on December 11, 2008, and as a result is already reflected in the Company’s most recently published historical balance sheet, which is as of January 31, 2009.  Accordingly, no pro forma balance sheet is required to be presented herein.

The unaudited pro forma combined financial statements have been prepared by the management of the Company without audit, pursuant to the rules and regulations of the United States Securities and Exchange Commission.  Certain information and footnote disclosures normally prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations.  However, the management of the Company believes that the disclosures are adequate to make the information not misleading.

The pro forma adjustments are based on currently available information and upon estimates and assumptions that we believe are reasonable under the circumstances.  The unaudited pro forma financial data do not purport to represent what the Company’s financial position or results of operations would actually have been if such transactions had occurred on those dates and are not necessarily representative of the Company’s financial position or results of operations for any future period.  The unaudited pro forma financial statements should be read in conjunction with the separate historical financial statements and footnotes of the Company included in Form 10-KSB for the year ended July 31, 2008 and in Form 10-QSB for the three and six months ended January 31, 2009.

2.  Preliminary Price Allocation

A final determination of the allocation of the sale of the assets and liabilities related to the TPMS Business has not been made.  The allocation reflected in the unaudited pro forma combined financial statements is based on management’s best judgment and estimate of the accounting treatment of the transaction, and should be considered preliminary.  The final allocation could differ materially from the pro forma allocation included herein.

3.  Pro forma Net Loss Per Share

The pro forma basic and dilutive net loss per share are based on the historical weighted average number of shares of the Company’s common stock outstanding for the periods shown.  No shares were issued in connection with the Asset Sale.  Dilutive shares are not included in the computation of pro forma dilutive net loss per share as their effect would be anti-dilutive.

SMARTIRE SYSTEMS INC.
Unaudited Pro Forma Combined Statements of Operations
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)
Year ended July 31, 2008

	(A)	(B)
		Pro Forma	Pro Forma
	As reported	Adjustments	Consolidated

Revenue	$3,140,413	(3,140,413)	$-
Cost of goods sold	2,723,431	(2,723,431)	-
	416,982	(416,982)	-

Expenses:
Depreciation and amortization	254,805	(254,805)	-
Engineering, research and development	1,730,013	(1,730,013)	-
General and administrative	2,648,429	(971,976)	1,676,453
Marketing	765,655	(765,655)	-
	5,398,902	(3,722,449)	1,676,453

Loss from operations	(4,981,920)	3,305,467	(1,676,453)

Other earnings (expenses):
Other income - settlement from lawsuit	1,500,000	-	1,500,000
Interest income	9,524	-	9,524
Interest and financing expense	(27,902,197)	-	(27,902,197)
Foreign exchange gain	122,224	7,512	129,736
	(26,270,449)	7,512	(26,262,937)

Loss from continuing operations	$(31,252,369)	3,312,979	$(27,939,390)

Weighted average number of common shares used in
the computation of basic and diluted loss per share	2,188,573,411	-	2,188,573,411

Basic and diluted loss per share	$(0.01)		$(0.01)

Description of Pro Forma Adjustments

(A) - "As reported" results are derived from SmarTire's audited financial statements for the year ended July 31, 2008, as published in Form 10-KSB.

(B) - Pro forma adjustments are to remove the operations of the TPMS Business for the period from August 1, 2007 to July 31, 2008.  For the purposes of this pro forma statement of operations, the following assumptions were made (i) all revenue, cost of goods sold, depreciation and amortization, engineering research and development, and marketing expenses relate 100% to the operations of the TPMS Business; (ii) general and administrative expenses related to normal operations of the TPMS business are removed from the pro forma consolidated operations, and all public company and post-operational expenses are assumed to relate to the ongoing operations of SmarTire; (iii) income from settlement of lawsuits relates to the continuing operations of SmarTire, because SmarTire retains the rights to license its patents after the Asset Sale; (iv) interest income, and interest and financing expense relate to the ongoing operations of SmarTire due to the fact that the Company retained all of its cash assets, as well as all of its convertible debt instruments to which these charges relate; and (v) foreign exchange gains related to convertible debt instruments and director fees are reflected in the pro forma consolidated results of operations.

SMARTIRE SYSTEMS INC.
Unaudited Pro Forma Combined Statements of Operations
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)
Year ended July 31, 2007

	(A)	(B)
		Pro Forma	Pro Forma
	As reported	Adjustments	Consolidated

Revenue	$3,661,821	(3,661,821)	$-
Cost of goods sold	2,675,465	(2,675,465)	-
	986,356	(986,356)	-

Expenses:
Depreciation and amortization	445,700	(445,700)	-
Engineering, research and development	2,734,148	(2,734,148)	-
General and administrative	2,922,461	(1,641,426)	1,281,035
Marketing	1,642,384	(1,642,384)	-
	7,744,693	(6,463,658)	1,281,035

Loss from operations	(6,758,337)	5,477,302	(1,281,035)

Other earnings (expenses):
Interest income	31,286	-	31,286
Interest and financing expense	(12,115,066)	-	(12,115,066)
Unrealized loss on derivative instruments	(1,030,415)	-	(1,030,415)
Foreign exchange gain loss	250,724	(91,330)	159,394
	(12,863,471)	(91,330)	(12,954,801)

Loss from continuing operations	$(19,621,808)	5,385,972	$(14,235,836)

Weighted average number of common shares used in
the computation of basic and diluted loss per share	344,399,602	-	344,399,602

Basic and diluted loss per share from continuing operations	$(0.06)		$(0.04)

Description of Pro Forma Adjustments

(A) - "As reported" results are derived from SmarTire's audited financial statements for the year ended July 31, 2007, as published in Form 10-KSB

(B) - Pro forma adjustments are to remove the operations of the TPMS Business for the period from August 1, 2006 to July 31, 2007.  For the purposes of this pro forma statement of operations, the following assumptions were made (i) all revenue, cost of goods sold, depreciation and amortization, engineering research and development, and marketing expenses relate 100% to the operations of the TPMS Business; (ii) general and administrative expenses related to normal operations of the TPMS business are removed from the pro forma consolidated operations, and all public company and post-operational expenses are assumed to relate to the ongoing operations of SmarTire; (iii) income from settlement of lawsuits relates to the continuing operations of SmarTire, because SmarTire retains the rights to license its patents after the Asset Sale; (iv) interest income, and interest and financing expense relate to the ongoing operations of SmarTire due to the fact that the Company retained all of its cash assets, as well as all of its convertible debt instruments to which these charges relate; and (v) foreign exchange gains related to convertible debt instruments and director fees are reflected in the pro forma consolidated results of operations.